                                 [NUVEEN LOGO]

Nuveen Unit Trusts, Series 129

Nuveen Nasdaq-100 Growth and Treasury Portfolio,
September 2001
Nuveen Nasdaq-100 Index Portfolio,
September 2001

        Prospectus Part A dated September 5, 2001

 .Portfolios Seek Capital Appreciation
 .Reinvestment Option
 .Letter of Intent Available



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
INX-09-01-P

                                               CUSIP Nos:
Nuveen Unit Trusts, Series 129                 Dividend in
Nuveen Nasdaq-100 Growth and Treasury          Cash        Reinvested  Wrap
Portfolio, September 2001                      670922301   670922319   670922327
Nuveen Nasdaq-100 Index Portfolio,             670922277   670922285   670922293
September 2001

Overview

Nuveen Unit Trusts, Series 129 in-
cludes the separate unit investment
trusts listed above (the "Portfo-
lios"). Each Portfolio seeks to pro-
vide capital appreciation. Nuveen
Investments ("Nuveen" or the "Spon-
sor") serves as the Sponsor of the
Portfolios. The Nuveen Nasdaq-100
Growth and Treasury Portfolio and
the Nuveen Nasdaq-100 Index Portfo-
lio are scheduled to terminate in
approximately 13 years and 5 1/2
years, respectively.

 Contents

 2 Overview
 3 Nuveen Nasdaq-100 Growth and
   Treasury Portfolio, September
   2001
 3 Risk/Return Summary
 3 Investment Objective
 3 Investment Strategy
 3 Primary Risks
 4 Investor Suitability
 4 Fees and Expenses
 6 Schedule of Investments
 7 Nuveen Nasdaq-100 Index
   Portfolio, September 2001
 7 Risk/Return Summary
 7 Investment Objective
 7 Investment Strategy
 7 Security Selection
 7 Index Portfolios
 7 Industry Diversification
 7 Primary Risks
 8 Investor Suitability
 8 Fees and Expenses
10 Schedule of Investments
12 How to Buy and Sell Units
12 Investing in the Portfolios
12 Sales or Redemptions
13 Risk Factors
15 Distributions
15 Income Distributions
15 Capital Distributions
15 General Information
15 Termination
15 The Nasdaq-100 Index
16 The Sponsor
16 Dealer Concessions
16 Optional Features
16 Letter of Intent
16 Reinvestment
16 Nuveen Mutual Funds
17 Notes to Portfolios
18 Statements of Condition
19 Report of Independent Public
   Accountants
For the Table of Contents of Part
B, see Part B of the Prospectus.
-------

 Units are not deposits or obliga-
 tions of, or guaranteed by any
 bank. Units are not FDIC insured
 and involve investment risk, in-
 cluding the possible loss of prin-
 cipal.

The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Cor-porations) and are licensed for use by Nuveen. The Portfolios have not been passed on by the Corporations as to their legality or suitability. The Portfo-lios are not issued, endorsed, sold, or promoted by the Corporations. THE COR-PORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE NASDAQ-100 INDEX OR THE PORTFOLIOS.

                                      ---

Nuveen Nasdaq-100 Growth and Treasury Portfolio, September 2001

Risk/Return Summary

Investment Objective

The Nuveen Nasdaq-100 Growth and Treasury Portfolio, September 2001 (the "Growth and Treasury Portfolio") seeks to provide the protection of a minimum maturity value of $10 per Unit and the potential for capital appreciation.

Investment Strategy

The Growth and Treasury Portfolio is designed to provide investors with the protection of a minimum maturity value of $10 per Unit by investing, on the Initial Date of Deposit, approximately 60% of its assets in zero coupon U.S. Treasury obligations (the "Treasury Obligations") and to provide the potential for capital appreciation by investing approximately 40% of its assets in a se-curity that strives to mirror the Nasdaq-100 Index, the Nasdaq-100 Trust ("QQQ"). QQQ and the Treasury Obligations are collectively referred to as the "Securities." As an investor in the Growth and Treasury Portfolio, you may be able to accomplish two investment goals--safety and growth. You are able to benefit from the security associated with a guaranteed minimum value, when Units are held to maturity, and you have the potential for capital apprecia-tion from a stock that seeks to represent the Nasdaq-100 Index.

QQQ is a registered investment company organized as a unit investment trust. Its investment objective is to provide investment results that generally cor-respond to the price and yield performance of the Nasdaq-100 Index. See "The Nasdaq-100 Trust" in Part B of the Prospectus for more information.

The Nasdaq-100 Index represents the largest and most active non-financial and domestic international issues listed on the Nasdaq Stock Market. See "The Nasdaq-100 Index" in Part B of the Prospectus for more information.

The Treasury Obligations are zero coupon U.S. Treasury bonds that are pur-chased at a discount to their maturity value. The Treasury Obligations pay their full face value at a specified maturity date. While the Growth and Trea-sury Portfolio's initial offering price is $7.788 per Unit, and the market value will fluctuate during its life, the minimum maturity value is expected to be at least $10.00 per Unit.

Instead of the Treasury Obligations paying interest, the earnings are added to the original investment, increasing their value as they approach maturity. Al-though no interest payments will be distributed during the life of the Growth and Treasury Portfolio, investors are subject to income taxes at ordinary rates as if a distribution had occurred.

The Treasury Obligations are backed by the full faith and credit of the U.S. Government; however, Units of the Growth and Treasury Portfolio are not. The Securities are expected to remain in the Growth and Treasury Portfolio until termination.

Primary Risks

You can lose money by investing in the Growth and Treasury Portfolio. In addi-tion, the Growth and Treasury Portfolio may not perform as well as you hope. These things can happen for various reasons, including:

 . Stock prices can be volatile.

 . The value of the Treasury Obligations will be adversely affected by de-creases in bond prices and increases in interest rates.

 . Share prices or dividend rates on the Securities may decline during the life of the Growth and Treasury Portfolio.

 . The Growth and Treasury Portfolio is not actively managed and may continue to purchase or hold a security included in the Portfolio even though the security's outlook or its market value or yield may have changed.

 . The Growth and Treasury Portfolio is concentrated in the software and tech-nology industries. Adverse developments in these industries may signifi-cantly affect the value of your Units. Companies involved in the software and technology industries must contend with rapid changes in technology, in-tense competition, government regulation, and the rapid obsolescence of products and services.

 . QQQ contains stocks of foreign companies. QQQ's investment in foreign stock presents additional risk. Foreign companies may be affected by adverse political, diplomatic and economic developments; changes in foreign currency exchange rates; taxes, less publicly available information; greater price volatility; less liquidity and other factors.

                                      ---

 . The performance of QQQ may not sufficiently correspond with the performance of the index. This is due to a variety of factors that include:

  --the impracticability of QQQ owning each of the securities in the index with the exact weightings at any given time;

  --the possibility of tracking errors;

  --the time that elapses between a change in the index and a change in QQQ;
    and

  --operational fees and expenses.

Investor Suitability

The Growth and Treasury Portfolio may be suitable for you if:

 . You want to invest in the Nasdaq-100 Index with the protection of a $10 per Unit minimum maturity value offered by zero-coupon Treasury Obligations;

 . You want the capital appreciation potential of QQQ; and

 . The Growth and Treasury Portfolio represents only a portion of your overall investment portfolio.

The Growth and Treasury Portfolio is not appropriate for you if:

 . You are unwilling to take the risks involved with owning an equity invest-ment;

 . You do not have a long-term investment horizon.

Fees and Expenses

This table shows the fees and expenses you may pay, directly or indirectly, when you invest in the Growth and Treasury Portfolio.

Unitholder Sales Fees

                                                    Percentage of  Amount per
                                                   Public Offering   $1,000
                                                        Price      Invested(1)
                                                   --------------- -----------
Maximum Sales Charges
Deferred Sales Charge(2)..........................      5.65%        $56.25
Creation and Development Fee Cap over the life of
 the Portfolio(3).................................      0.30%        $ 3.00
                                                        -----        ------
 (the Annual Creation and Development Fee is 0.30%
 of average daily net assets and is only charged
 while a Unitholder remains invested)
Maximum Sales Charges (including Creation and
 Development Fee Cap over the life of the
 Portfolio)(3)....................................      5.95%        $59.25
                                                        =====        ======

Estimated Annual Operating Expenses
(Paid from Portfolio Assets)

                                                                   Approximate %
                                                   Amount per Unit   of Public
                                                    (based on $8     Offering
                                                        Unit)        Price(1)
                                                   --------------- -------------
Trustee's Fee.....................................    $0.00950         0.12%
Sponsor's Supervisory Fee.........................    $0.00350         0.04%
Bookkeeping and Administrative Fees...............    $0.00250         0.03%
Evaluator's Fee...................................    $0.00300         0.04%
Other Operating Expenses(4).......................    $0.00675         0.08%
                                                      --------         -----
Total.............................................    $0.02525         0.32%
Maximum Organization Costs(5).....................    $0.02250         0.28%

---------
(1) Based on 100 Units with a $8 per Unit Public Offering Price and the amounts provided are for example purposes only.

(2) As provided below, Unitholders are subject to a maximum transaction-based sales charge (that does not include the Creation and Development Fee) (the "Transactional Sales Charge") that consists of a Deferred Sales Charge. The Maximum Transactional Sales Charge is a fixed dollar amount of $0.45 per Unit. The percentage provided is based on a $8 Unit and the percentage amount will vary over time. However, in no event will the Total Maximun Sales Charges, which consist of the Transactional Sales Charge and the Creation and Development Fee, exceed 5.95% of the Public Offering Price as set forth above. The entire Transactional Sales Charge is deferred for in-vestors who purchase Units prior to the first deferred sales charge deduc-tion (see below).

(3) The Creation and Development Fee (the "C&D Fee") compensates the Sponsor for creating and developing the Portfolio. The annual C&D Fee is 0.30% of the average daily net assets. The C&D Fee will only be charged for a given Unitholder while the Unitholder remains invested. The Portfolio accrues the C&D Fee daily during the life of the Portfolio based on its average net asset value and pays the Sponsor monthly. In no event will the Sponsor collect over the life of the Portfolio more than the C&D Fee Cap (provided in the table above) of 0.30% of a Unitholder's initial investment. In ad-dition, the Sponsor will stop collecting the C&D Fee if the Total Maximum Sales Charges (including the C&D Fee) exceed 5.95% of the Public Offering Price.

                                      ---

(4) Other Operating Expenses include annual licensing fees paid to cover a li-cense to use service marks, trademarks and trade names of Nasdaq but do not include brokerage costs and other transactional fees.

(5) Organization costs are deducted from Portfolio assets at the earlier of the close of the initial offering period or six months after the Initial Date of Deposit.

For Units purchased on or prior to April 30, 2002, the entire Transactional Sales Charge is deferred and deducted monthly in installments of $0.09 per Unit from April 30, 2002 through August 30, 2002. However, for Units purchased after the beginning of the deferred sales charge period you will pay an up-front sales charge equal to the deferred sales charges already collected. If you redeem Units prior to the collection of the entire Deferred Sales Charge, any remaining deferred sales charges will be accelerated and collected at that time. The Maximum Transactional Sales Charge for non-breakpoint purchases is $0.45 per Unit regardless of whether the Unit price fluctuates. However, in no event will the Total Maximum Sales Charges exceed 5.95% of the Public Offering Price of the Units.

The maximum per Unit Transactional Sales Charges are reduced as follows:

                                                      Your Maximum Transactional
If you buy the following number of Units:*              Sales Charge will be:
----------------------------------------------------- --------------------------
Less than 5,000......................................           $0.450
5,000 to 9,999.......................................           $0.425
10,000 to 24,999.....................................           $0.400
25,000 to 49,999.....................................           $0.350
50,000 to 99,999.....................................           $0.250
100,000 or more......................................           $0.150

 * Sales charge reductions are computed both on a dollar basis and on the ba-sis of the number of Units purchased, at any point of purchase, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000 etc., and will be applied on that basis which is more favorable to you. All Units are subject to the same Deferred Sales Charge. To allow investors who purchase 5,000 Units or more to pay a Transactional Sales Charge that is less than the Deferred Sales Charge, the Sponsor provides such investors with addi-tional Units to lower the effective sales charge.

As described in "Public Offering Price" in Part B of the Prospectus, certain classes of investors are also entitled to reduced sales charges. See "Public Offering Price" in Part B of the Prospectus for secondary market sales charges.

Example

This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.

The example assumes that you invest $10,000 in the Portfolio for the periods indicated and then either redeem or do not redeem your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. The example does not include brokerage costs and other transactional fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 Year                3 Years                           5 Years                           10 Years
   -------               -------                           -------                           ---------
   $653.38               $720.64                           $794.80                           $1,053.17

See "Trust Operating Expenses" in Part B of the Prospectus for additional in-formation regarding expenses.

                                      ---

--------------------------------------------------------------------------------
Schedule of Investments
(at the Initial Date of Deposit, September 5, 2001)

        Nuveen Nasdaq-100 Growth and Treasury Portfolio, September 2001

          Name of Issuer and Title     Percentage     Market Value       Cost of
 Maturity of Treasury Obligation      of Aggregate    per Share of    Securities to
 Value    (1)                        Offering Price Equity Securities the Trust (2)
 -------- ------------------------   -------------- ----------------- -------------
 $600,000 United States of America
           Treasury Securities,
           Stripped Principal
           Payments, 0.00% due
           11/15/2014 (7).........       61.81%             N.A.        $288,840
 Number   Ticker Symbol and Name
 of       of Issuer of Equity
 Shares   Securities (1)
 -------- ------------------------
 5,031    QQQ Nasdaq-100 Index
          Shares..................       38.19%         $35.4700        $178,450
                                        -------                         --------
          Total Investments.......      100.00%                         $467,290
                                        =======                         ========

---------
See "Notes to Portfolios."
Advertising and sales literature may include brief descriptions of the principal businesses of the companies included in the Portfolio.

Please note that if this Prospectus is used as a preliminary prospectus for fu-ture Nuveen Defined Portfolios, the portfolio will contain different stocks from those described above.

                                      ---

Nuveen Nasdaq-100 Index Portfolio, September 2001

Risk/Return Summary

Investment Objective

The Nuveen Nasdaq-100 Index Portfolio, September 2001 (the "Nasdaq-100 Portfo-lio") seeks to provide capital appreciation.

Investment Strategy

The Portfolio consists of the securities included in the Nasdaq-100 Index. The securities held by the Portfolio will be periodically adjusted to generally replicate the current selections and weightings of the Nasdaq-100 Index.

Security Selection

We select the securities for the Portfolio in the following manner:

 . On the Initial Date of Deposit, the Portfolio consists of each of the stocks included in the Nasdaq-100 Index.

 . During an initial adjustment period that will not exceed 30 days, the Port-folio will be modified to duplicate, to the extent practicable, the stocks contained in the index and their weightings.

 . Following the initial adjustment period, it is expected that:

 --The Portfolio will continue to be invested in substantially all (at least
  95%) of the stocks in the index; and

 --The Sponsor will attempt to maintain a correlation between the Portfolio's holdings and the index of .97 to .99 over the term of the Portfolio. Howev-er, the performance of the Portfolio may not mirror the performance of the index.

 . Adjustments to the Portfolio's holdings will be made on an ongoing basis when:

 --The Portfolio invests in new securities to create new Units;

 --Issues are removed from or added to the index;

 --Securities are sold to meet redemptions, to pay sales charges and ex-penses, or for tax reasons; or

 --It is necessary to maintain the correlation between the Portfolio and the index.

See "Composition of Trusts," "The Nasdaq-100 Portfolio," and "Investment Su-pervision of the Nasdaq-100 Portfolio" in Part B of the Prospectus for de-tails.

Index Portfolios

Index Portfolios strive to mirror market index performance by investing in a broad cross-section of securities. The Sponsor believes that equity index portfolios can provide aggressive growth potential and complement other in-vestments in your portfolio, further diversifying your investment holdings and methods.

Indexing has the potential to lower risk through increased diversification. While diversification cannot protect against broad market downswings, it can reduce the impact of a dramatic decline of any one specific sector or indus-try. An investor can further lower portfolio risk by investing in several in-dices. See "The Nasdaq-100 Index" below and in Part B of the Prospectus for information on the index.

Industry Diversification

Based upon the principal business of each issuer and current market values, the index as of August 28, 2001, represented the following industries:

                                                                  Approximate
Industry                                                        Index Percentage
--------                                                        ----------------
Auto Manufacturers.............................................        0.45%
Biotechnology..................................................       10.07%
Commercial Services............................................        2.77%
Computers......................................................        6.96%
Electrical Components & Equipment..............................        0.31%
Electronics....................................................        1.83%
Healthcare-Products............................................        0.92%
Internet.......................................................        4.90%
Media..........................................................        4.20%
Packaging & Containers.........................................        0.38%
Pharmaceuticals................................................        1.12%
Retail.........................................................        3.34%
Semiconductors.................................................       21.11%
Software.......................................................       22.62%
Telecommunications.............................................       18.10%
Textiles.......................................................        0.92%
                                                                     ------
    Total......................................................      100.00%
                                                                     ======

Primary Risks

You can lose money by investing in the Portfolio. In addition, the Portfolio may not perform as well as you hope. These things can happen for various rea-sons, including:

 . Stock prices can be volatile.

 . Share prices or dividend rates on the stocks may decline during the life of the Portfolio.

 . The Portfolio is not actively managed and may continue to purchase or hold a stock included in the index even though the stock's

                                      ---
  outlook or its market value or yield may have changed.

 . The Portfolio is concentrated in the software and technology industries. Ad-verse developments in these industries may affect the value of your Units. Companies involved in the software and technology industries must contend with rapid changes in technology, intense competition, government regula-tion, and the rapid obsolescence of products and services.

 . The Portfolio may contain stocks of foreign companies. The Portfolio's in-vestment in foreign stock presents additional risk. Foreign companies may be affected by adverse political, diplomatic and economic developments; changes in foreign currency exchange rates; taxes; less publicly available informa-tion; greater price volatility; less liquidity and other factors.

 . The performance of the Portfolio may not sufficiently correspond with the performance of the index. This is due to a variety of factors that include:

 --the impracticability of owning each of the securities in the index with the exact weightings at any given time;

 --the possibility of tracking errors;

 --the time that elapses between a change in the index and a change in the Portfolio; and

 --sales charges and expenses.

Investor Suitability

The Portfolio may be suitable for you if:

 . You are seeking to own the components of the Nasdaq-100 Index in one conve-nient package;

 . You want capital appreciation potential;

 . The Portfolio represents only a portion of your overall investment portfo-lio; and

 . The Portfolio is part of a longer term investment strategy.

The Portfolio is not appropriate for you if:

 . You are unwilling to take the risks involved with owning an unmanaged index-based equity investment; or

 . You are seeking preservation of capital or high current income.

Fees and Expenses

This table shows the fees and expenses you may pay, directly or indirectly, when you invest in the Portfolio.

Unitholder Sales Fees

                                                    Percentage of  Amount per
                                                   Public Offering   $1,000
                                                        Price      Invested(1)
                                                   --------------- -----------
Maximum Sales Charges
Deferred Sales Charge(2)..........................      4.50%        $45.00
Creation and Development Fee Cap over the life of
 the Portfolio(3).................................      1.45%        $14.50
                                                        -----        ------
 (the Annual Creation and Development Fee is 0.29%
 of average daily net assets and is only charged
 while a Unitholder remains invested)
Maximum Sales Charges (including Creation and
 Development Fee Cap over the life of the
 Portfolio)(3)....................................      5.95%        $59.50
                                                        =====        ======

Estimated Annual Operating Expenses
(Paid from Portfolio Assets)

                                                                   Approximate %
                                                   Amount per Unit   of Public
                                                    (based on $10    Offering
                                                        Unit)        Price(1)
                                                   --------------- -------------
Trustee's Fee.....................................     $0.0095        0.095%
Sponsor's Supervisory Fee.........................     $0.0035        0.035%
Bookkeeping and Administrative Fees...............     $0.0025        0.025%
Evaluator's Fee...................................     $0.0030        0.030%
Other Operating Expenses(4).......................     $0.0065        0.065%
                                                       -------        ------
Total.............................................     $0.0250        0.250%
Maximum Organization Costs(5).....................     $0.0225        0.225%

---------
(1) Based on 100 Units with a $10 per Unit Public Offering Price as of the Ini-tial Date of Deposit.

(2) As provided below, Unitholders are subject to a maximum transaction-based sales charge (that does not include the Creation and Development Fee) (the "Transactional Sales Charge") that consists of a Deferred Sales Charge. The Maximum Transactional Sales Charge is a fixed dollar amount of $0.45 per Unit. The percentage provided is based on a $10 Unit as of the Initial Date of Deposit and the percentage amount will vary over time. However, in no event will

                                      ---
   the Total Maximum Sales Charges, which consist of the Transactional Sales Charge and the Creation and Development Fee, exceed 5.95% of the Public Of-fering Price as set forth above. The entire Transactional Sales Charge is deferred for investors who purchase Units prior to the first deferred sales charge deduction (see below).

(3) The Creation and Development Fee (the "C&D Fee") compensates the Sponsor for creating and developing the Portfolio. The annual C&D Fee is 0.29% of the average daily net assets. The C&D Fee will only be charged for a given Unitholder while the Unitholder remains invested. The Portfolio accrues the C&D Fee daily during the life of the Portfolio based on its average net asset value and pays the Sponsor monthly. In no event will the Sponsor collect over the life of the Portfolio more than the C&D Fee Cap (provided in the table above) of 1.45% of a Unitholder's initial investment. In ad-dition, the Sponsor will stop collecting the C&D Fee if the Total Maximum Sales Charges (including the C&D Fee) exceed 5.95% of the Public Offering Price.

(4) Other Operating Expenses include annual licensing fees paid to cover a li-cense to use service marks, trademarks and trade names of Nasdaq but do not include brokerage costs and other transactional fees.

(5) Organization costs are deducted from Portfolio assets at the earlier of the close of the initial offering period or six months after Initial Date of Deposit.

For Units purchased on or prior to April 30, 2002, the entire Transactional Sales Charge is deferred and deducted monthly in installments of $0.09 per Unit from April 30, 2002 through August 30, 2002. However, for Units purchased after the beginning of the deferred sales charge period you will pay an upfront sales charge equal to the deferred sales charges already collected. If you redeem Units prior to the collection of the entire Deferred Sales Charge, any remaining deferred sales charges will be accelerated and collected at that time. The Maximum Transactional Sales Charge for non-breakpoint purchases is $0.45 per Unit regardless of whether the Unit price fluctuates. However, in no event will the Total Maximum Sales Charges exceed 5.95% of the Public Offering Price of the Units.

The maximum per Unit Transactional Sales Charge are reduced as follows:

                                                               Your Maximum
                                                               Transactional
If you buy the following number of Units:*                 Sales Charge will be:
---------------------------------------------------------- ---------------------
Less than 5,000...........................................        $0.450
5,000 to 9,999............................................        $0.425
10,000 to 24,999..........................................        $0.400
25,000 to 49,999..........................................        $0.350
50,000 to 99,999..........................................        $0.250
100,000 or more...........................................        $0.150

 * Sales charge reductions are computed both on a dollar basis and on the ba-sis of the number of Units purchased, at any point of purchase, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000 etc., and will be applied on that basis which is more favorable to you. All Units are subject to the same Deferred Sales Charge. To allow investors who purchase 5,000 Units or more to pay a Transactional Sales Charge that is less than the Deferred Sales Charge, the Sponsor provides such investors with addi-tional Units to lower the effective sales charge.

As described in "Public Offering Price" in Part B of the Prospectus, certain classes of investors are also entitled to reduced sales charges. See "Public Offering Price" in Part B of the Prospectus for secondary market sales charges.

Example

This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.

The example assumes that you invest $10,000 in the Portfolio for the periods indicated and then either redeem or do not redeem your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. The example does not include brokerage costs and other transactional fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                              Life of
   1 Year                3 Years                           5 Years                           Portfolio
   -------               -------                           -------                           ---------
   $529.00               $647.26                           $777.29                            $793.25

See "Trust Operating Expenses" in Part B of the Prospectus for additional in-formation regarding expenses.

                                      ---

--------------------------------------------------------------------------------
Schedule of Investments
(at the Initial Date of Deposit, September 5, 2001)

               Nuveen Nasdaq-100 Index Portfolio, September 2001

                                                                             Market      Cost of
Number of                                              Ticker Percentage of Value per Securities to
 Shares          Name of Issuer of Securities(1)       Symbol   Index(3)      Share   Portfolio(2)
---------------------------------------------------------------------------------------------------
   477     Microsoft Corporation                       MSFT       11.00%    $56.1000     $26,760
   607     Intel Corporation                           INTC        6.57      26.8500      16,298
   235     QUALCOMM Incorporated                       QCOM        5.62      54.3000      12,761
   673     Cisco Systems, Inc.                         CSCO        4.39      15.7700      10,613
   603     Oracle Corporation                          ORCL        3.23      12.0800       7,284
   125     Amgen Inc.                                  AMGN        3.02      64.1400       8,018
   247     Dell Computer Corporation                   DELL        2.15      22.3100       5,511
   118     Maxim Integrated Products, Inc.             MXIM        2.12      44.2500       5,222
   365     Sun Microsystems, Inc.                      SUNW        1.91      10.9500       3,997
   108     Applied Materials, Inc.                     AMAT        1.88      41.9300       4,528
   113     Xilinx, Inc.                                XLNX        1.69      38.4100       4,340
   109     Linear Technology Corporation               LLTC        1.67      40.4300       4,407
   115     ComCast Corporation                         CMCSK       1.59      36.6900       4,219
   140     Altera Corporation                          ALTR        1.58      27.8400       3,898
    70     Concord EFS, Inc.                           CEFT        1.46      52.1600       3,651
   107     PeopleSoft, Inc.                            PSFT        1.44      30.9700       3,314
    67     Genzyme General                             GENZ        1.40      54.6500       3,662
    91     Paychex, Inc.                               PAYX        1.31      36.3000       3,303
   111     Gemstar-TV Guide International Inc.         GMST        1.30      27.1200       3,010
   105     VERITAS Software Corporation                VRTS        1.30      27.5500       2,893
   268     WorldCom, Inc.                              WCOM        1.30      12.7800       3,425
   192     Immunex Corporation                         IMNX        1.24      17.6900       3,396
    68     Chiron Corporation                          CHIR        1.23      46.6400       3,172
   135     Flextronics International Ltd.(5)           FLEX        1.17      20.1700       2,723
   136     Siebel Systems, Inc.                        SEBL        1.16      20.8500       2,836
    58     KLA-Tencor Corporation                      KLAC        1.12      46.3800       2,690
   242     Nextel Communications, Inc.                 NXTL        1.11      11.2500       2,723
   100     Bed Bath & Beyond Inc.                      BBBY        1.08      29.2000       2,920
    47     Biogen, Inc.                                BGEN        1.05      59.1000       2,778
    52     eBay Inc.                                   EBAY        1.05      54.4500       2,831
    68     Intuit Inc.                                 INTU        0.95      36.7900       2,502
    42     IDEC Pharmaceuticals Corporation            IDPH        0.94      59.2700       2,489
   349     JDS Uniphase Corporation                    JDSU        0.93       6.6600       2,324
    93     Biomet, Inc.                                BMET        0.92      27.6500       2,571
    52     Cintas Corporation                          CTAS        0.92      46.4600       2,416
    61     Costco Wholesale Corporation                COST        0.91      37.6600       2,297
   136     Starbucks Corporation                       SBUX        0.91      16.4800       2,241
    59     MedImmune, Inc.                             MEDI        0.89      40.8500       2,410
   125     Apple Computer, Inc.                        AAPL        0.87      18.2500       2,281
    60     Fiserv, Inc.                                FISV        0.82      34.2200       2,053
    49     VeriSign, Inc.                              VRSN        0.82      38.4400       1,884
    91     USA Networks, Inc.                          USAI        0.81      23.0700       2,099
    60     Adobe Systems Incorporated                  ADBE        0.77      32.1200       1,927
    59     Check Point Software Technologies Ltd.(5)   CHKP        0.74      30.0000       1,770
    35     Electronic Arts Inc.                        ERTS        0.74      56.9000       1,992
    57     Citrix Systems, Inc.                        CTXS        0.71      31.2600       1,782
    37     Novellus Systems, Inc.                      NVLS        0.69      42.3200       1,566
   100     CIENA Corporation                           CIEN        0.68      15.0500       1,505
    63     EchoStar Communications Corporation         DISH        0.68      27.5800       1,738
    88     Sanmina Corporation                         SANM        0.66      15.9800       1,406
    61     Millennium Pharmaceuticals, Inc.            MLNM        0.64      26.1800       1,597
    19     NVIDIA Corporation                          NVDA        0.63      78.8200       1,498
    52     PanAmSat Corporation                        SPOT        0.59      28.4900       1,481
    47     PMC - Sierra, Inc.(5)                       PMCS        0.57      28.3900       1,334
    94     BEA Systems, Inc.                           BEAS        0.56      15.6200       1,468

                                      ---

(at the Initial Date of Deposit, September 5, 2001)

               Nuveen Nasdaq-100 Index Portfolio, September 2001

                                                                             Market      Cost of
Number of                                              Ticker Percentage of Value per Securities to
 Shares          Name of Issuer of Securities(1)       Symbol   Index(3)      Share   Portfolio(2)
---------------------------------------------------------------------------------------------------
     43    Broadcom Corporation                        BRCM        0.55%    $30.7300    $  1,321
     59    Brocade Communications Systems, Inc.        BRCD        0.55      22.8500       1,348
     32    Human Genome Sciences, Inc.                 HGSI        0.55      44.0100       1,408
     29    TMP Worldwide Inc.                          TMPW        0.51      43.2100       1,253
     42    Adelphia Communications Corporation         ADLAC       0.50      32.2900       1,356
     46    Comverse Technology, Inc.                   CMVT        0.49      24.1100       1,109
    247    LM Ericsson Telephone Company(5)            ERICY       0.49       4.0100         990
     48    RF Micro Devices, Inc.                      RFMD        0.49      23.4700       1,127
     90    Applied Micro Circuits Corporation          AMCC        0.47      14.0000       1,260
     22    PACCAR Inc.                                 PCAR        0.45      56.2600       1,238
     79    Staples, Inc.                               SPLS        0.44      15.4700       1,222
     88    Network Appliance, Inc.                     NTAP        0.43      12.2200       1,075
    251    ADC Telecommunications, Inc.                ADCT        0.39       4.0800       1,024
     62    Smurfit-Stone Container Corporation         SSCC        0.38      17.9500       1,113
     28    Microchip Technology Incorporated           MCHP        0.37      35.0400         981
     54    Juniper Networks, Inc.                      JNPR        0.34      13.4900         728
     70    Yahoo! Inc.                                 YHOO        0.34      11.7000         819
     90    Atmel Corporation                           ATML        0.33       9.2400         832
     60    Tellabs, Inc.                               TLAB        0.32      12.7700         766
     70    Conexant Systems, Inc.                      CNXT        0.31      11.3400         794
     25    Molex Incorporated                          MOLX        0.31      31.4100         785
     55    Rational Software Corporation               RATL        0.29      13.1800         725
    114    i2 Technologies, Inc.                       ITWO        0.28       6.6400         757
     24    QLogic Corporation                          QLGC        0.28      28.5900         686
     51    Vitesse Semiconductor Corporation           VTSS        0.28      14.1100         720
     58    Compuware Corporation                       CPWR        0.27      11.8300         686
     23    Mercury Interactive Corporation             MERQ        0.25      24.4100         561
     92    Parametric Technology Corporation           PMTC        0.24       6.9900         643
     21    Abgenix, Inc.                               ABGX        0.23      29.8500         627
     61    Amazon.com, Inc.                            AMZN        0.23       8.5900         524
    112    Novell, Inc.                                NOVL        0.19       4.2500         476
    138    Palm, Inc.                                  PALM        0.18       3.5600         491
     40    CNET Networks, Inc.                         CNET        0.14       8.3800         335
     39    RealNetworks, Inc.                          RNWK        0.10       6.6500         259
     66    Level 3 Communications, Inc.                LVLT        0.09       3.5900         237
     44    3Com Corporation                            COMS        0.07       3.9000         172
     97    CMGI, Inc.                                  CMGI        0.06       1.7800         173
    153    Exodus Communications, Inc.                 EXDS        0.06       0.6500          99
     61    Ariba, Inc.                                 ARBA        0.05       2.1400         131
     76    BroadVision, Inc.                           BVSN        0.05       1.2500          95
    128    McLeodUSA Incorporated                      MCLD        0.05       1.2300         157
     30    Inktomi Corporation                         INKT        0.04       3.3400         100
     95    XO Communications, Inc.                     XOXO        0.04       1.2300         117
    152    Metromedia Fiber Network, Inc.              MFNX        0.03       0.8800         134
     65    At Home Corporation                         ATHM        0.00       0.4300          28
 ------                                                          ------                 --------
 11,171                                                          100.00%                $247,296
 ======                                                          ======                 ========

---------
See "Notes to Portfolios."

Advertising and sales literature may include brief descriptions of the principal businesses of the companies included in the Portfolio.

Please note that if this Prospectus is used as a preliminary prospectus for future Nuveen Defined Portfolios, the portfolio will contain different stocks from those described above.

                                      ---

How to Buy and Sell Units

Investing in the Portfolios

The minimum investment is normally $1,000 or 100 Units, whichever is less. However, for IRA purchases the minimum investment is $500 or the nearest whole number of Units whose value is less than $500.

You can buy Units from any participating dealer.

As of September 5, 2001, the Initial Date of Deposit, the per Unit Public Of-fering Prices for the Growth and Treasury Portfolio and the Nasdaq-100 Portfo-lio are $7.788 and $10.00, respectively. As described above, Units are subject to deferred sales charges and the C&D Fee, and in some cases, an up-front sales charge. You will not pay an up-front sales charge for Units purchased on or prior to April 30, 2002. For Units purchased after such date, you will pay a per Unit up-front sales charge equal to the per Unit deferred sales charges already collected. Deferred sales charges are deducted monthly in installments of $0.09 per Unit from April 30, 2002 through August 30, 2002. The Public Of-fering Price includes the sales charge and estimated organization costs. The Public Offering Price changes every day with changes in the price of the secu-rities. As of the close of business on September 5, 2001, the number of Units of the Nasdaq-100 Portfolio may be adjusted so that the per Unit Public Offer-ing Price will equal $10.00.

If you are buying Units in the primary market with assets received from the redemption or termination of another Nuveen Defined Portfolio, you will pay a reduced Transactional Sales Charge of $0.35 per Unit. You may also buy Units with that Transactional Sales Charge if you are purchasing Units in the pri-mary market with the termination proceeds from a non-Nuveen unit trust with a similar investment strategy. Such purchases entitled to this sales charge re-duction may be classified as "Rollover Purchases."

Wrap Account Purchasers and certain other investors described in Part B of the Prospectus may buy Units with a reduced Transactional Sales Charge of $0.10 per Unit. Wrap Account arrangements generally involve additional fees charged by your broker, financial advisor or financial planner.

The discount for Wrap Account Purchasers is available whether or not you pur-chase Units with the Wrap CUSIP option. However, if you purchase Units with the Wrap CUSIP option you should be aware that all distributions (other than the liquidation distribution) from such Units will be invested in additional Units of the Portfolio.

Each Portfolio's listed securities are valued by the Evaluator, The Bank of New York, generally on the basis of their closing sales prices on the applica-ble securities exchange or The Nasdaq Stock Market, Inc. every business day. Treasury Obligations are generally evaluated by the Evaluator on the basis of current offering prices for primary market purchases and current bid prices for other purposes every business day.

The Sponsor intends to periodically create additional Units of the Portfolios. See "Nuveen Defined Portfolios" and "Composition of Trusts" in Part B for ad-ditional information on investing in the Portfolio.

See "Public Offering Price" and "Market for Units" in Part B for additional information on investing in the Portfolios.

Sales or Redemptions

Units may be redeemed by the Trustee, The Bank of New York, on any business day at their current market value. Growth and Treasury Portfolio Unitholders who hold their Units through street-name accounts and who purchase at least 2,500 Units or whose Units are worth $25,000, as determined by the Trustee, may elect to be distributed the underlying stock, rather than cash, if the election is made at least five business days prior to a Portfolio's termina-tion. In-kind distributions are not available for foreign securities not traded on a U.S. securities exchange. In addition, in-kind distributions are not available for the Nasdaq-100 Portfolio.

Investors who sell or redeem Units of the Growth and Treasury Portfolio prior to the maturity of the Portfolio may receive more or less than the $10 per Unit minimum maturity value depending on market conditions the day the Units are sold or redeemed.

Although not obligated to do so, the Sponsor may maintain a market for Units and offer to repurchase the Units at prices based on their current market val-ue. If a secondary market is not maintained, a Unitholder may still redeem Units through the Trustee.

                                      ---

During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the price at which the Trustee will redeem Units and the price at which the Sponsor may repurchase Units include estimated organization costs. After such period, the amount paid will not include such estimated organization costs.

Any applicable deferred sales charges remaining on Units at the time of their sale or redemption will be collected at that time.

See "Redemption" and "Market for Units" in Part B of the Prospectus for de-tails.

Risk Factors

You can lose money by investing in a Portfolio. Recently, equity markets have experienced significant volatility. Your investment is at risk primarily be-cause of:

 . Market risk

  Market risk is the risk that a particular stock in a Portfolio, the Portfo-lio itself or stocks in general may fall in value. Market value may be af-fected by a variety of factors including:

  --General stock market movements;

  --Changes in the financial condition of an issuer or an industry;

  --Changes in perceptions about an issuer or an industry;

  --Interest rates and inflation;

  --Governmental policies and litigation; and

  --Purchases and sales of securities by the Portfolio.

  Despite the fact that the Treasury Obligations included in the Growth and Treasury Portfolio are backed by the full faith and credit of the U.S. Gov-ernment, the market value of the Units of the Portfolio is not so backed and the Units are exposed to market risk.

 . Inflation risk

  Inflation risk is the risk that the value of assets or income from invest-ments will be less in the future as inflation decreases the value of money.

 . Interest rate risk

  Interest rate risk is the risk that the Treasury Obligations included in the Growth and Treasury Portfolio will decline in value because of a rise in in-terest rates. Generally, bonds will increase in value when interest rates decline and decrease in value when interest rates rise. Typically, bonds with longer periods before maturity are more sensitive to interest rate changes.

 . Correlation risk

  The performance of a Portfolio or QQQ may not sufficiently correspond to the performance of the index due to a variety of factors that include:

  --The impracticability of owning each of the securities in the index with the exact weighting at a given time;

  --The possibility of tracking errors;

  --The time that elapses between a change in the index and a change in a Portfolio or QQQ; and

  --Sales and/or operational charges and expenses.

  In addition, the performance of QQQ may not sufficiently correspond to the performance of the index due to other factors that include:

  --Operational fees and expenses of the Nasdaq-100 Trust;

  --Differences in the price of the shares of QQQ and the net asset value of such shares;

  --The possibility of a halt in trading or listing of QQQ on the American
   Stock Exchange; and

  --The premature termination of the Nasdaq-100 Trust.

 . Zero coupon risk

  The Treasury Obligations held by the Growth and Treasury Portfolio are zero coupon bonds. Zero coupon bonds do not provide for the payment of any cur-rent interest. The buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. Zero coupon bonds are sub-ject to substantially greater price fluctuations during periods of changing market interest rates than are bonds of comparable quality that pay interest currently. In addition, you will be required to include original issue dis-count relating to the Treasury Obligations in income every year as it ac-crues, even prior to receiving any cash distributions.

                                      ---

  Because the Treasury Obligations pay no interest until their maturity, shares of QQQ will generally have to be sold to pay Growth and Treasury Portfolio expenses or meet redemption requests. As the Treasury Obligations ensure that the Growth and Treasury Portfolio will be able to provide $10 per Unit at the Growth and Treasury Portfolio's termination, they will not be sold to pay expenses of the Growth and Treasury Portfolio or to meet re-demption requests unless their sale will not reduce the per Unit termination value below $10. The sale of a portion of QQQ in these situations will re-duce the capital appreciation potential of the Portfolio.

 . Concentration risk

  When stocks in a particular industry make up 25% or more of a Portfolio, it is said to be "concentrated" in that industry, which makes a Portfolio less diversified and subject to more market risk. The Portfolios are concentrated in the securities of software and technology companies.

  Here is what you should know about a concentration in stocks of the software and technology industries:

  --Companies involved in these industries must contend with:

   rapid changes in technology;

   intense competition;

   dependence on key suppliers and supplies;

   termination of patent protections;

   rapid obsolescence of products and services;

   cyclical market patterns;

   government regulation;

   high research and development costs;

   evolving industry standards; and

   frequent new product introductions.

  --The stocks of many software and technology companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

  --Many software and technology companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating per-formance.

  --An unexpected change in one or more of the technologies affecting an is-suer's products or in the market for products based on a particular tech-nology could have an adverse effect on an issuer's operating results.

  --Operating results and customer relationships could be adversely affected by:

   an increase in price for, or an interruption or reduction in supply of, any key components; and

   the failure of the issuer to comply with rigorous industry standards.

 .Foreign risks

  Certain of the securities included in the Portfolios and QQQ may be stocks and/or American Depositary Receipts ("ADRs") of foreign companies. ADRs are denominated in U.S. dollars and are typically issued by a U.S. bank or trust company. An ADR evidences ownership of an underlying foreign security. The Trustee acts as the depositary for a number of ADRs. The presence of either ADRs or other foreign securities in a Portfolio is indicated in the Schedule of Investments for that Portfolio.

  Foreign securities present risks beyond securities of U.S. issuers. Foreign securities may be affected by:

  --Adverse political, diplomatic and economic developments;

  --Political or economic instability;

  --Higher brokerage costs;

  --Currency risk;

  --Less liquidity;

  --More volatile prices;

  --Reduced government regulation;

  --Different accounting standards;

  --Foreign taxation; and

  --Less publicly available information.

  The U.S. and foreign equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country. This phenomenon would tend to lower the overall price vola-tility of a portfolio that included both U.S. and foreign stocks. Sometimes, however, global trends will cause the U.S. and foreign markets to move in the same

                                      ---
  direction, reducing or eliminating the risk reduction benefit of interna-tional investing.

 . Litigation

  Microsoft Corporation currently represents a significant percentage of the Nasdaq-100 Index and accordingly, QQQ and the Portfolios. Microsoft has been engaged in litigation with Sun Microsystems, Inc., the U.S. Department of Justice and several state Attorneys General. The complaints against Microsoft include copyright infringement, unfair competition and anti-trust violations. The claims seek injunctive relief and monetary damages. In the action brought against Microsoft by the U.S. Department of Justice, the United States District Court for the District of Columbia issued findings of fact that included a finding that Microsoft possesses and exercised monopoly power. The court also entered an order finding that Microsoft exercised this power in violation of the Sherman Antitrust Act and various state antitrust laws. The United States Court of Appeals for the District of Columbia Cir-cuit vacated the decision of the District Court by limiting Microsoft's lia-bility and by holding that the remedies the District Court applied were not supported by proper evidentiary hearings. The Court of Appeals' decision narrows the U.S. Department of Justice's case against Microsoft and enables Microsoft to have these issues retried. It is possible that any remedy the District Court does apply upon remand could have a material adverse impact on Microsoft, however, it is impossible to predict the impact that any pen-alty may have on Microsoft's business in the future.

Distributions

Income Distributions

Cash dividends received by a Portfolio, net of expenses, will be paid on the last business day of each June and December ("Income Distribution Dates"), be-ginning December 31, 2001, to Unitholders of record each June 15 and December 15 ("Income Record Dates"), respectively.

Capital Distributions

Nasdaq-100 Portfolio

For the Nasdaq-100 Portfolio, distributions of funds in the Capital Account, net of expenses, will be made annually each December 31 ("Capital Distribution Date") to Unitholders of record each December 15 ("Capital Record Date"). In certain circumstances, additional distributions may be made.

Growth and Treasury Portfolio

For the Growth and Treasury Portfolio, distributions of funds in the Capital Account, net of expenses, will be made when the Portfolio terminates. In cer-tain circumstances, additional distributions may be made.

See "Distributions To Unitholders" in Part B of the Prospectus for more de-tails.

General Information

Termination

Commencing on November 15, 2014, for the Growth and Treasury Portfolio and February 15, 2007 for the Nasdaq-100 Portfolio, the Mandatory Termination Dates, respectively, the securities in the applicable Portfolio will begin to be sold as prescribed by the Sponsor. The Trustee will provide written notice of the termination to Unitholders which will specify when Units may be surren-dered.

Unitholders will receive a cash distribution within a reasonable time after each Portfolio terminates. The amount you receive upon termination or early redemption may be more or less than your original investment. Unitholders of the Growth and Treasury Portfolio who hold their Units through street-name ac-counts and who purchase at least 2,500 Units or whose Units are worth $25,000 may elect to be distributed the underlying stock if the election is made at least five business days prior to a Portfolio's termination. However, in-kind distributions are not available for foreign securities not traded on a U.S. securities exchange. See "Distributions to Unitholders" and "Other Informa-tion--Termination of Indenture" in Part B of the Prospectus for more details.

The Nasdaq-100 Index

The Nasdaq-100 Index is composed of 100 of the largest and most active non-fi-nancial domestic and international issues listed on the Nasdaq Stock Market, Inc. ("Nasdaq"). The Nasdaq, the fastest growing stock market in the U.S., lists approximately 4,000 companies and trades more shares per day than any other major U.S. market. See "The Nasdaq-100 Index" in Part B of the Prospec-tus for additional information regarding the index.

                                      ---

The Sponsor

Since our founding in 1898, Nuveen Investments has been synonymous with in-vestments that withstand the test of time. Today, we offer a range of equity and fixed-income unit trusts designed to suit the unique circumstances and fi-nancial planning needs of our investors. Nuveen, a leader in tax-efficient in-vesting, believes that a carefully selected portfolio can play an important role in building and sustaining the wealth of a lifetime. Nuveen began offer-ing defined portfolios in 1961 and more than 1.5 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The Prospectus describes in detail the investment objectives, policies and risks of the Portfolios. We invite you to discuss the contents with your fi-nancial advisor, or you may call us at 800-742-8860 for additional informa-tion. Nuveen personnel may from time to time maintain a position in certain stocks held by the Portfolio.

Dealer Concessions

The Sponsor plans to allow a concession of $0.35 per Unit for primary market purchases of Units. But, in no event will the concession exceed 4.63% of the Public Offering Price.

The concession paid to dealers is reduced or eliminated in connection with Units sold in transactions to investors that receive reduced sales charges based on the number of Units sold or in connection with Units sold to Wrap Ac-count Purchasers and to other investors entitled to the sales charge reduction applicable for Wrap Account Purchasers, as follows:

                                                                    $ Concession
Number of Units*                                                      per Unit
----------------                                                    ------------
Less than 5,000....................................................    $0.350
5,000 to 9,999.....................................................    $0.325
10,000 to 24,999...................................................    $0.300
25,000 to 49,999...................................................    $0.250
50,000 to 99,999...................................................    $0.150
100,000 or more....................................................    $0.075
Rollover Purchases.................................................    $0.250
Wrap Account Purchasers............................................     0.000

*Dealer concessions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000 etc., and will be applied on that basis which is more favorable to you and may result in a reduction in the concession per Unit.

See "Distributions of Units to the Public" in Part B of the Prospectus for ad-ditional information on dealer concessions, volume incentives and secondary market concessions.

Optional Features

Letter of Intent (LOI)

Investors may use a Letter of Intent to get reduced sales charges on purchases made over a 13-month period (and to take advantage of dollar cost averaging). The minimum LOI investment is $50,000. See "Public Offering Price" in Part B of the Prospectus for details.

Reinvestment

Income and certain capital distributions from a Portfolio can be reinvested into additional Units of the Portfolio without a sales charge. See "Distribu-tions to Unitholders" and "Accumulation Plan" in Part B of the Prospectus for details.

Nuveen Mutual Funds

Portfolio purchases may be applied toward breakpoint pricing discounts for Nuveen Mutual Funds. For more information about Nuveen investment products, obtain a prospectus from your financial advisor.

                                      ---

-------------------------------------------------------------------------------
Notes to Portfolios

(1) All Securities are represented by contracts to purchase such Securities for the performance of which an irrevocable letter of credit has been de-posited with the Trustee. The contracts to purchase the Securities were entered into by the Sponsor on September 4, 2001.

(2) The cost of the Securities to the Portfolio represents the aggregate un-derlying value with respect to the Securities acquired (generally deter-mined by the Evaluator based on the closing sale prices of the listed Se-curities and offering prices of the Treasury Obligations on the business day preceding the Initial Date of Deposit). As of the Initial Date of De-posit, other information regarding the Securities is as follows:

                                             Value of     Cost to
                                            Securities    Sponsor   Gain (loss)
                                            ----------- ----------- -----------
Growth and Treasury Portfolio.............. $467,290.00 $468,659.00 $(1,369.00)
Nasdaq-100 Portfolio....................... $247,296.00 $248,963.00 $(1,667.00)

(3) The percentages listed represent each Security's proportionate relation-ship of all index stocks based on market value as of August 28, 2001. Be-cause the stocks included in the index and the value of such stocks may change from time to time, and because the Portfolio may not be able to du-plicate the index exactly, the percentages set forth do not represent the actual weighting of each Security listed in the Schedule of Investments on the Initial Date of Deposit or on any subsequent date.

(4) This Security is a foreign security not listed on a U.S. exchange.

(5) This Security represents the common stock of a foreign company which trades directly on a United States national securities exchange.

(6) This Security is an American Depositary Receipt of a foreign company that is denominated in U.S. dollars and traded on a U.S. exchange.

(7) This bond has been purchased at a deep discount from the par value because there is no stated interest income thereon. Bonds which pay no interest are normally described as "zero coupon" bonds. Over the life of bonds pur-chased at a deep discount, the value of the bonds will increase, such that, upon maturity, the holders of such bonds will receive 100% of the principal amount thereof.

Advertising and sales literature may include brief descriptions of the princi-pal businesses of the companies included in the Portfolio.

Please note that if this Prospectus is used as a preliminary prospectus for future Nuveen Defined Portfolios, the portfolios will contain different stocks from those described in this Prospectus.

-------------------------------------------------------------------------------

                                      ---

Statements of Condition
(at the Initial Date of Deposit, September 5, 2001)

                                                             Growth
                                                               and     Nasdaq-
                                                            Treasury     100
                                                            Portfolio Portfolio
                                                            --------- ---------
Trust Property
Investment in Securities represented by purchase con-
 tracts(1)(2).............................................  $467,290  $247,296
                                                            ========  ========
Liabilities and Interest of Unitholders
Liabilities:
  Deferred sales charge(3)................................  $ 27,000  $ 11,128
  Reimbursement of Sponsor for organization costs(4)......  $  1,350  $    556
                                                            --------  --------
     Total................................................  $ 28,350  $ 11,684
                                                            ========  ========
Interest of Unitholders:
  Units of fractional undivided interest outstanding......    60,000    24,729
  Cost to investors(5)....................................  $466,692  $247,296
   Less: Gross underwriting commission(6).................  $ 26,402  $ 11,128
   Less: Organization costs(4)............................  $  1,350  $    556
                                                            --------  --------
  Net amount applicable to investors......................  $438,940  $235,612
                                                            --------  --------
     Total................................................  $467,290  $247,296
                                                            ========  ========

---------

(1) Aggregate cost of Securities listed under "Schedule of Investments" is based on their aggregate underlying value.

(2) An irrevocable letter of credit has been deposited with the Trustee as collateral, which is sufficient to cover the monies necessary for the pur-chase of the Securities pursuant to contracts for the purchase of such Se-curities.

(3) Represents the amount of mandatory distributions from a Portfolio ($0.45 per Unit), payable to the Sponsor in five equal monthly installments of $0.09 per Unit beginning on April 30, 2002, and on the last business day of each month thereafter through August 30, 2002.

(4) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing a Portfolio. These costs are set forth in "Risk Return Summary--Fees and Ex-penses" for the applicable Portfolio. A payment will be made as of the earlier of six months after the Initial Date of Deposit or the end of the initial offering period to an account maintained by the Trustee from which the obligations of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of each Portfolio.

(5) Aggregate Public Offering Price computed as set forth under "PUBLIC OFFER-ING PRICE" in Part B of this Prospectus.

(6) The gross underwriting commission of $0.45 per Unit has been calculated on the assumption that the Units sold are not subject to a reduction of sales charges for quantity purchases. In single transactions involving 5,000 Units or more, the sales charge is reduced. (See "PUBLIC OFFERING PRICE" in Part B of this Prospectus.)


                                      ---

Report of Independent Public Accountants

To the Board of Directors of Nuveen Investments and Unitholders of Nuveen Unit Trusts, Series 129:

We have audited the accompanying statements of condition and the schedules of investments at date of deposit (included in Part A of this Prospectus) of Nuveen Unit Trusts, Series 129 as of September 5, 2001. These financial state-ments are the responsibility of the Sponsor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the irrevocable letter of credit arrangement for the purchase of securities, described in Note (2) to the statement of condition, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements of condition and the schedules of investments at date of deposit referred to above present fairly, in all material respects, the financial position of Nuveen Unit Trusts, Series 129, as of September 5, 2001, in conformity with accounting principles generally accepted in the United States.

                                                ARTHUR ANDERSEN LLP

Chicago, Illinois
September 5, 2001

                                      ---

                                     {LOGO]

                         NUVEEN UNIT TRUSTS, SERIES 129
                              PROSPECTUS -- PART A

                               September 5, 2001

                              Sponsor       Nuveen Investments
                                            333 West Wacker Drive
                                            Chicago, IL 60606-1286
                                            Telephone: 312-917-7700


                              Trustee       The Bank of New York
                                            101 Barclay Street
                                            New York, NY 10286
                                            Telephone: 800-742-8860

  This Prospectus does not contain complete information about the Portfolios filed with the Securities and Exchange Commission in Washington, DC under the:

  Securities Act of 1933 (file no. 333-68726)

  Investment Company Act of 1940 (file no. 811-08103)

  More information about the Portfolios, including the code of ethics adopted by the Sponsor and the Nuveen Unit Trusts, can be found in the Commission's Public Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Portfolio in-formation is also available on the EDGAR Database on the Commission's website at http://www.sec.gov, or may be obtained at prescribed rates by sending an e-mail request to publicinfo@sec.gov or by writing to the Commission's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549-0102.

  No person is authorized to give any information or representation about the Portfolio not contained in Parts A or B of this Prospectus or the Information Supplement, and you should not rely on any other information.

  When Units of a Portfolio are no longer available or for investors who will reinvest into subsequent series of a Portfolio, this Prospectus may be used as a preliminary Prospectus for a future series. If this is the case, investors should note the following:

    1. Information in this Prospectus is not complete and may be changed;

    2. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective; and

    3. This Prospectus is not an offer to sell the securities of a future series and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted.

[LOGO]

Nuveen Defined Portfolio Prospectus
      Prospectus Part B dated September 5, 2001

  The Prospectus for a Nuveen Defined Portfolio (a "Trust") is divided into two parts. Part A of the Prospectus relates exclusively to a particular Trust or Trusts and provides specific information regarding each Trust's portfolio, strategies, investment objectives, expenses, financial highlights, income and capital distributions, hypothetical performance information, risk factors and optional features. Part B of the Prospectus provides more general information regarding the Nuveen Defined Portfolios. You should read both Parts of the Prospectus and retain them for future reference. Except as provided in Part A of the Prospectus, the information contained in this Part B will apply to each Trust.

  Additional information about the Trusts is provided in the Information Supplement. You can receive an Information Supplement by calling The Bank of New York (the "Trustee") at (800) 742-8860.

Nuveen Defined Portfolios

Each Nuveen Defined Portfolio consists of a portfolio of Securities of companies described in the applicable Part A of the Prospectus (see "Schedule of Investments" in Part A of the Prospectus for an initial list of the Securities included in a Trust). Nuveen Unit Trusts, Series 129 consists of the Nuveen Nasdaq-100 Growth and Treasury Portfolio, September 2001 (the "Growth and Treasury Portfolio") and the Nuveen Nasdaq-100 Index Portfolio (the "Nasdaq-100 Portfolio").

Minimum Investment--$1,000 or 100 Units ($500 or nearest whole number of Units whose value is less than $500 for IRA purchases), whichever is less.

Redeemable Units. Units of a Trust are redeemable at the offices of the Trustee at prices based upon the aggregate underlying value of the Securities (generally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securities and U.S. Treasury Obligations ("Treasury Obligations")). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Redemption Price per Unit includes estimated organization costs per Unit. After such period, the Redemption Price will not include such estimated organization costs. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus for the organization costs and see "REDEMPTION" herein for a more detailed discussion of redeeming your Units.

Dividend and Capital Distributions. Cash dividends received by a Trust will be paid on those dates set forth under "Distributions" in Part A of the Prospectus. Distributions of funds in the Capital Account, if any, will be made annually for the Nasdaq-100 Portfolio and as part of the final liquidation distribution for each Trust, and, in certain circumstances, earlier. See "DISTRIBUTIONS TO UNITHOLDERS."

Public Offering Price. The Public Offering Price of a Trust during the Initial Offering Period is based upon the aggregate underlying value of the Securities in the Trust's portfolio (generally determined by the closing sale prices of the listed Securities, the ask prices of over-the-counter traded Securities and offering prices of Treasury Obligations), plus or minus cash, if any, in the Income and Capital Accounts of the Trust, plus a sales charge as set forth in Part A of the Prospectus, if applicable, and is rounded to the nearest cent. The Public Offering Price during the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period also includes organization costs incurred in establishing a Trust. These costs will be deducted from the assets of the Trust as of the close of such period. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. For Units purchased in the secondary market, the Public Offering Price is based upon the aggregate underlying value of the Securities in the Trust (generally determined by the closing sale prices of the listed Securities and the bid prices of over-the-counter traded Securities and Treasury Obligations). A pro rata share of accumulated dividends, if any, in the Income Account from the preceding Record Date to, but not including, the settlement date (normally three business days after purchase) is added to the Public Offering Price. (See "PUBLIC OFFERING PRICE.")

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
NUVEEN DEFINED PORTFOLIOS..................................................   3
COMPOSITION OF TRUSTS......................................................   4
THE NASDAQ-100 PORTFOLIO...................................................   7
THE NASDAQ-100 TRUST.......................................................   7
THE NASDAQ-100 INDEX.......................................................   9
NASDAQ-100(R) INDEX LICENSING AGREEMENT....................................  12
PUBLIC OFFERING PRICE......................................................  13
MARKET FOR UNITS...........................................................  17
EVALUATION OF SECURITIES AT THE INITIAL DATE OF DEPOSIT....................  17
TAX STATUS--GROWTH AND TREASURY PORTFOLIOS.................................  17
TAX STATUS--NASDAQ-100 PORTFOLIOS..........................................  19
RETIREMENT PLANS...........................................................  21
TRUST OPERATING EXPENSES...................................................  21
INVESTMENT SUPERVISION OF THE NASDAQ-100 PORTFOLIO.........................  22
DISTRIBUTIONS TO UNITHOLDERS...............................................  23
REPORTS TO UNITHOLDERS.....................................................  24
UNIT VALUE AND EVALUATION..................................................  24
DISTRIBUTIONS OF UNITS TO THE PUBLIC.......................................  25
OWNERSHIP AND TRANSFER OF UNITS............................................  27
REDEMPTION.................................................................  27
PURCHASE OF UNITS BY THE SPONSOR...........................................  29
REMOVAL OF SECURITIES FROM THE GROWTH AND TREASURY PORTFOLIO...............  29
INFORMATION ABOUT THE TRUSTEE..............................................  30
LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE..........................  30
SUCCESSOR TRUSTEES AND SPONSORS............................................  30
INFORMATION ABOUT THE SPONSOR..............................................  31
INFORMATION ABOUT THE EVALUATOR............................................  31
OTHER INFORMATION..........................................................  32
LEGAL OPINION..............................................................  33
AUDITORS...................................................................  33
CODE OF ETHICS.............................................................  33
SUPPLEMENTAL INFORMATION...................................................  33

Nuveen Defined Portfolios

  This Nuveen Defined Portfolio is one of a series of separate but similar investment companies created by the Nuveen Investments, each of which is designated by a different Series number. The Nuveen Defined Portfolios consist of, among others, Strategy Trusts and Sector Trusts. Strategy Trusts include, but are not limited to, Nuveen-Standard & Poor's Quality Buyback Portfolios, Nuveen Dow 5SM and Dow 10SM Portfolios, Nuveen Legacy Portfolios, Nuveen Rittenhouse Concentrated Growth Portfolios, Nuveen-FORTUNE's America's Most Admired Companies Portfolios, Arvest Regional ImpactTM Portfolios, Harris Insight(R) Multi-Sector Portfolios, Dorsey, Wright Relative Strength 5 Portfolios, Peroni Top Ten Picks Portfolios, Peroni Growth Portfolios, Nuveen-GEMS 30 Portfolios, The Legg Mason EASY Portfolios, The Legg Mason Prime Opportunity Portfolios, U.S. Bancorp Piper Jaffray Financial Scope Portfolios and U.S. Bancorp Piper Jaffray Medical Solutions Portfolios. Sector Trusts include, but are not limited to, Nuveen Consumer Goods Sector Portfolios, Nuveen Energy Sector Portfolios, Nuveen Financial Services Sector Portfolios, Nuveen Pharmaceutical Sector Portfolios, Nuveen Precious Metals Sector Portfolios, Nuveen Technology Sector Portfolios, Nuveen Communications Sector Portfolios, Nuveen Bandwidth Sector Portfolios, Nuveen Consumer Electronics Sector Portfolios, Nuveen Digital Sector Portfolios, Nuveen e-Commerce Sector Portfolios, Nuveen e-Finance Sector Portfolios, Nuveen Internet Sector Portfolios, Nuveen Retail Sector Portfolios, Nuveen Semiconductor Sector Portfolios, Nuveen Utility Sector Portfolios, Nuveen Wireless Sector Portfolios, Nuveen e-Business Sector Portfolios, Nuveen Glass-Steagall Sector Portfolios, Nuveen i-Media & Advertising Sector Portfolios, Nuveen Networking & Storage Sector Portfolios, Nuveen Software Weblications Sector Portfolios, Nuveen Software Sector Portfolios, Nuveen Pharmaceutical Sector Portfolios, Nuveen Fuel Cell Sector Portfolios, Nuveen Mobile Web Sector Portfolios, Nuveen REIT Sector Portfolios, Nuveen Telecommunications Paradigm Sector Portfolios, Nuveen Aerospace & Defense Sector Portfolios and Nuveen Leisure & Entertainment Sector Portfolios. Additional Series of the Nuveen Defined Portfolios are the Nuveen Large-Cap Growth Portfolio, the Nuveen Large-Cap Value Portfolio, Nuveen Nasdaq-100 Index Portfolios, and the Nuveen Nasdaq-100 Growth and Treasury Portfolios.

  The underlying unit investment trust(s) contained in this Series are combined under one Trust Indenture and Agreement. Specific information regarding each Trust is set forth in Part A of this Prospectus. The various Nuveen Defined Portfolios are collectively referred to herein as the "Trusts." This Series was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement dated the Initial Date of Deposit (the "Indenture") between Nuveen Investments ("Nuveen" or the "Sponsor") and the Trustee.

  The Sponsor has deposited with the Trustee delivery statements relating to contracts for the purchase of the securities of the companies described in the applicable Part A of the Prospectus, together with funds represented by an irrevocable letter of credit issued by a major commercial bank in the amount required for their purchase (or the securities themselves). See "Schedule of Investments" in Part A of the Prospectus, for a description of the Securities deposited in the applicable Trust. See also, "Risk/Return Summary" and "Risk Factors" in Part A of the Prospectus. As used herein, the term "Securities" means the Securities (including contracts for the purchase thereof) initially deposited in each Trust and described in the related portfolio and any additional securities that may be held by a Trust.

  The Trustee has delivered to the Sponsor registered Units which represent ownership of the entire Trust, and which are offered for sale by this Prospectus. Each Unit of a Trust represents a fractional undivided interest in the Securities deposited in such Trust. Units may only be sold in states in which they are registered. To the extent that any Units of any Trust are redeemed by the Trustee, the aggregate value of the Trust's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Trust will increase proportionately. The Sponsor will initially, and from time to time thereafter, hold Units in connection with their offering. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until termination of the Indenture.

  The Nasdaq-100 Portfolios employ an indexing strategy and attempt to track the performance of a specific market index. There can be no assurance that the Nasdaq-100 Portfolios will be able to track the performance of an index because it may be impracticable for the Nasdaq-100 Portfolios to duplicate or maintain precisely the relative weightings of the common stocks which comprise the related stock index or to purchase all of such stocks. Additionally, an investment in Units of the Nasdaq-100 Portfolios includes payment of sales charges, fees and expenses which are not considered in the total return of the related stock index.

  Additional Units of a Trust may be issued from time to time following the Initial Date of Deposit by depositing in such Trust additional Securities (or contracts therefore backed by an irrevocable letter of credit or cash) or cash (including a letter of credit) with instructions to purchase additional Securities in the Trust. As additional Units are issued by a Trust as a result of the deposit of additional Securities or cash by the Sponsor, the aggregate value of the Securities in such Trust will be increased and the fractional undivided interest in such Trust represented by each Unit will be decreased. For the Growth and Treasury Portfolio, the Sponsor may continue to make additional deposits of Securities, or cash with instructions to purchase additional Securities, into a Trust following the Initial Date of Deposit, provided that such additional deposits will be in amounts which will maintain, within reasonable parameters, the same original proportionate relationship among the Securities in such Trust established on the Initial Date of Deposit. Thus, although additional Units will be issued, each Unit will continue to represent the same proportionate amount of each Security. However, for the Growth and Treasury Portfolio, the Trustee shall not accept any Securities for additional deposit unless the Sponsor and the Trustee each determine that the maturity value of the Treasury Obligations included in the deposit, divided by the number of Units created by reason of the deposit, shall equal $10.00. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities or cash being deposited by the Sponsor, the fractional undivided interest in a Trust represented by each unredeemed Unit will decrease or increase accordingly, although the actual interest in such Trust represented by such fraction will remain unchanged. If the Sponsor deposits cash (or a letter of credit), however, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the cash deposit and the purchase of the Securities and because each Trust will pay the associated brokerage fees. To minimize this effect, each Trust will attempt to purchase the Securities as close to the evaluation time or as close to the evaluation prices as possible. See "COMPOSITION OF TRUSTS" below.

  The Sponsor may realize a profit (or sustain a loss) as of the opening of business on the Initial Date of Deposit resulting from the difference between the purchase prices of the Securities and the cost of such Securities to the Trust, which is based on the evaluation of the Securities as of the opening of business on the Initial Date of Deposit. (See "Schedule of Investments" in Part A of the Prospectus.) The Sponsor may also be considered to have realized a profit or to have sustained a loss, as the case may be, in the amount of any difference between the cost of the Securities to the Trust (which is based on the Evaluator's determination of the aggregate value of the underlying Securities of the Trust) on the subsequent date(s) of deposit and the cost of such Securities to Nuveen, if applicable.

Composition of Trusts

  Each Trust initially consists of delivery statements relating to contracts to purchase Securities (or of such Securities) as are listed under "Schedule of Investments" in Part A of this Prospectus and, thereafter, of such Securities as may continue to be held from time to time (including certain Securities deposited in the Trust to create additional Units or in substitution for Securities not delivered to a Trust.) To assist the Sponsor in selecting Securities for the Trusts, the Sponsor may use its own resources to pay outside research service providers.

The Growth and Treasury Portfolio

  Limited Replacement of Certain Securities in the Growth and Treasury Portfo-lio. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Security. In the event of a failure to de-liver any Security that has been purchased for the Growth and Treasury Portfo-lio under a contract, including those Securities purchased on a when, as and if issued basis ("Failed Securities"), the Sponsor is authorized under the In-denture to direct the Trustee to acquire other specified Securities ("Replace-ment Securities") to make up the original corpus of the Growth and Treasury Portfolio within 20 days after delivery of notice of the failed contract and the cost to the Trust may not exceed the amount of funds reserved for the pur-chase of the Failed Securities.

  If the right of limited substitution described in the preceding paragraph is not utilized to acquire Replacement Securities in the event of a failed con-tract, the Sponsor will refund the sales charge attributable to such Failed Securities to all Unitholders of the Growth and Treasury Portfolio and the Trustee will distribute the principal attributable to such Failed Securities not more than 120 days after the date on which the Trustee received a notice from the Sponsor that a Re-placement Security would not be deposited in the Trust. In addition, Unitholders should be aware that, at the time of receipt of such principal, they may not be able to reinvest such proceeds in other securities with equiv-alent growth potential at a comparable price.

  The Indenture also authorizes the Sponsor to increase the size of the Growth and Treasury Portfolio and the number of Units thereof by the deposit of addi-tional Securities in the Trust or cash (including a letter of credit) with in-structions to purchase additional Securities in the Trust and the issuance of a corresponding number of additional Units. If the Sponsor deposits cash, how-ever, existing and new investors may experience a dilution of their investment and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the cash deposit and the purchase of the Securities and because the Trust will pay the associated brokerage fees.

  Sale of Securities. Certain of the Securities in the Growth and Treasury Portfolio may from time to time under certain circumstances be sold. The pro-ceeds from such events will be used to pay for expenses or for Units redeemed or distributed to Unitholders and not reinvested; accordingly, no assurance can be given that the Growth and Treasury Portfolio will retain for any length of time its present size and composition.

  Original Issue Discount Obligations and Stripped Obligations. Growth and Treasury Portfolios may include original issue discount obligations or stripped obligations. Such bonds are bonds which were issued with nominal in-terest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, val-ues. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

  The original issue discount obligations in the Growth and Treasury Portfolio are zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

  Original issue discount obligations, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption (the "accreted value") plus, if applicable, some premium. Pursuant to such call provisions, an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Schedule of Investments" appearing in Part A of this Prospectus for more information about the call provisions of portfolio Bonds.

  Certain of the Bonds in the Growth and Treasury Portfolio may be stripped obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on an obligation ("Stripped Obli-gations"). Each Stripped Obligation has been purchased at a discount from the amount payable at maturity. A Stripped Obligation therefore has economic char-acteristics similar to zero coupon bonds, as described above.

  Unitholders should consult their own tax adviser with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount obligations or Stripped Obli-gations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

The Nasdaq-100 Portfolio

  For the Nasdaq-100 Portfolio, on the Initial Date of Deposit, the Sponsor delivered to the Trustee Securities or contracts for the purchase thereof for deposit in the Trusts. This initial deposit into the Nasdaq-100 Portfolio consisted of shares of each of the stocks which comprise the related stock index. During an initial adjustment period, the Sponsor will continue to deposit Securities in the Nasdaq-100 Portfolio (contracts for the purchase thereof), or cash (or a letter of credit) with instructions to purchase such Securities, until at the end of such period when the Nasdaq-100 Portfolio contains substantially all of the stocks in the related stock index, in substantially the same weightings as in such index (the "Initial Adjustment Period"). The Sponsor estimates that the Initial

Adjustment Period will last no longer than 30 days following the Initial Date of Deposit and could last as little as one day. During the Initial Adjustment Period, the Sponsor intends to create and maintain a portfolio that generally corresponds to the index. In connection with any deposit of Securities, purchase and sale transactions will generally be effected in accordance with a computer optimization program. (See "THE NASDAQ-100 PORTFOLIO").

  Precise duplication of the relationship among the Securities in the related stock index may not be achieved because it may be economically impracticable or impossible to acquire very small numbers of shares of certain stocks and because of other procedural policies of the Nasdaq-100 Portfolio, but correlation between the related stock index and the portfolio is expected to be between .97 and .99 over the life of the Nasdaq-100 Portfolio. Correlation is a measure of the extent to which the price of a portfolio fluctuates with the price of the index. If a portfolio held all the securities in the index with exactly the same weightings as the index at all times, the correlation would be 1.00. Since the Nasdaq-100 Portfolio's holdings and weightings will differ for a variety of reasons, the correlation will be less than 1.00. Although correlation is indirectly related to performance, it is not a measure of the extent to which the performance of the Nasdaq-100 Portfolio will match the performance of the index.

  By investing in those Securities determined by the optimization model in substantially the same proportions which comprise the related stock index, the Nasdaq-100 Portfolio seeks to produce investment results that generally correspond to the price and yield performance of the equity securities represented by such index over the term of the Trust. Due to various factors that include, among others: (1) price movements of the various Securities will not duplicate one another, (2) the Sponsor's current intention to purchase shares of the Securities in round lot quantities only, (3) reinvestment of excess proceeds not needed to meet redemptions of Units may not be sufficient to acquire equal round lots of all of the Securities in the Nasdaq-100 Portfolio and (4) reinvestment of proceeds received from Securities which are no longer components of the related stock index might not result in the purchase of an equal number of shares in any replacement Security, there can be no assurance that this goal will be satisfied. An investment in Units of the Nasdaq-100 Portfolio should be made with an understanding that the Trust includes payments of sales charges, fees and expenses which may not be considered in public statements of the total return of the related stock index.

  The Nasdaq-100 Portfolio consists of (a) the Securities listed under the related portfolio that may continue to be held from time to time in such Trust
(b) any additional equity securities acquired and held by such Trust pursuant to the provisions of the Indenture and (c) any cash held in the Income and Capital Accounts of such Trust. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities. However, should any contract for the purchase of any of the Securities initially deposited hereunder fail, the Sponsor will, unless substantially all of the moneys held in a Trust to cover such purchase are reinvested in substitute Securities in accordance with the Indenture, refund the cash and sales charge attributable to such failed contract to all Unitholders on the next distribution date.

  Litigation. Except as provided in Part A of the Prospectus, to the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date of Deposit in respect of any Securities which might reasonably be expected to have a material adverse effect on any of the Trusts. It is possible that after the Initial Date of Deposit, litigation may be initiated with respect to Securities in any Trust or current litigation may have unexpected results. The Sponsor is unable to predict whether any such litigation may have such results or may be instituted, or if instituted, whether any such litigation might have a material adverse effect on the Trusts.

  Unitholders will be unable to dispose of any of the Securities in a Trust and will not be able to vote the Securities. As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in a Trust and will vote such stocks in accordance with the instructions of the Sponsor.

  The value of the Securities will fluctuate over the life of a Trust and may be more or less than the value at the time they were deposited in such Trust. The Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these Securities, including the impact of the Sponsor's purchase and sale of Securities (especially during the primary offering period of Units of a Trust) and other factors.

  Whether or not the Securities are listed on a securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the

Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Securities are limited or absent. There can be no assurance that a Trust will achieve its investment objectives.

  Legislation. At any time after the Initial Date of Deposit, legislation may be enacted, with respect to the Securities in a Trust or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in a Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

The Nasdaq-100 Portfolio

  The Nasdaq-100 Portfolio will consist of as many of the components of the related stock index as is feasible in order to seek to achieve the Trust's goal of attempting to provide investment results that duplicate substantially the total return of the index. Following the Initial Adjustment Period, the Trust is expected to be invested in no less than 95% of the stocks comprising the related index. Although it may be impracticable for the Trust to own certain of such stocks at any time, the Sponsor expects to maintain a correlation between the Nasdaq-100 Portfolio and that of the related index of between .97 and .99. Adjustments to the portfolio will generally be made on an ongoing basis in accordance with a computer optimization program which uses a number of factors, including cash flows, risk, historical correlation between the underlying stocks in the applicable index and the index itself and transaction costs in an attempt to produce the optimal correlation with the applicable index. The Nasdaq-100 Portfolio may invest in new Securities in several circumstances, that include, in connection with the creation of additional Units, as companies are dropped from or added to such index, and as Securities are sold to meet redemptions or to pay for sales charges and expenses. These adjustments will be made as practicable generally in accordance with computer program output showing which of the Securities are under- or over-represented in the Trust portfolio. Adjustments may also be made from time to time to maintain the appropriate correlation between the Trust and the related index. The proceeds from any sale may be distributed or invested in those Securities which the computer program indicates are under-represented based upon the computer optimization program. See "INVESTMENT SUPERVISION OF THE NASDAQ-100 PORTFOLIO."

  Due to changes in the composition of the applicable index, adjustments to the Trust portfolio may be made from time to time. It is anticipated that most of such changes in the applicable indices will occur as a result of merger or acquisition activity. In such cases, the Trust, as a shareholder of an issuer which is the object of such merger or acquisition activity, will presumably receive various offers from potential acquirers of the issuer. The Trustee is not permitted to accept any such offers until such time as the issuer has been removed from the related index. Since, in most cases, an issuer is removed from an index only after the consummation of a merger or acquisition, it is anticipated that the Trust will generally acquire, in exchange for the stock of the deleted issuer, the consideration that is being offered to shareholders of that issuer who have not tendered their shares prior to that time. Any cash received as consideration in such transactions will generally be reinvested in the Securities as determined by the computer program output. Any Securities received as consideration which are not included in the related index will generally be sold as soon as practicable and will also generally be reinvested in accordance with the computer optimization program.

  The Sponsor does not anticipate purchasing or selling stock in quantities which are not economically practicable. In addition, certain Securities may not be available in the quantities specified by the computer program. For these reasons, among others, precise duplication of the proportionate rela-tionships in the related index may not be possible. See "INVESTMENT SUPERVI-SION OF THE NASDAQ-100 PORTFOLIO."

The Nasdaq-100 Trust

  The Nasdaq-100 Trust is a unit investment trust that issues securities called Nasdaq-100 Index Tracking Stock. Nasdaq-100 Index Tracking Stock repre-sents undivided ownership interests in the portfolio of stocks held by the Nasdaq-100 Trust. The Nasdaq-100 Trust holds all of the common stocks of the Nasdaq-100 Index(R) and is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Index.

  Nasdaq-100 Tracking Stock is listed for trading on the American Stock Ex-change (the "Amex"). The market symbol for Nasdaq-100 Tracking Stock is "QQQ." Nasdaq-100 Tracking Stock is bought and sold in the secondary market like or-dinary shares of stock at any time during the trading day. Nasdaq-100 Tracking Stock generally trades in round lots of 100 shares, but can be traded in odd lots of as little as one share. Trading of Nasdaq-100 Tracking Stock on the Amex may be halted under the circumstances described in the prospectus for the Nasdaq-100 Trust relating to the risks of investing in Nasdaq-100 Tracking Stock.

  The Nasdaq-100 Trust issues Nasdaq-100 Tracking Stock only in blocks of 50,000 or multiples of 50,000, which are referred to as "Creation Units." Most investors, however, purchase and sell Nasdaq-100 Tracking Stock in the second-ary trading market on the Amex, in lots of any size.

  Nasdaq-100 Tracking Stock is not individually redeemable, except upon termi-nation of the Nasdaq-100 Trust. Nasdaq-100 Tracking Stock can be redeemed only by tendering to the Trust 50,000 shares of Nasdaq-100 Tracking Stock or multi-ples thereof. Upon redemption, the redeeming holder will receive a portfolio of Nasdaq-100 Index securities based on the net asset value of the Nasdaq-100 Trust plus, in some cases, a cash payment.

  To maintain the correspondence between the composition and weights of secu-rities held by the Nasdaq-100 Trust and the stocks in the Nasdaq-100 Index, the securities will be adjusted to conform to periodic changes in the identity and/or relative weights of Nasdaq-100 Index stocks.

  The value of the Nasdaq-100 Tracking Stock will fluctuate in relation to changes in the value of the Nasdaq-100 Trust's portfolio of securities. Howev-er, at any point in time, the market price of each individual Nasdaq-100 Tracking Stock may not be identical to the net asset value of such share. His-torically, these two valuations have been very close.

Risk Factors

  Investors can lose money by investing in Nasdaq-100 Tracking Stock. Invest-ors should carefully consider the risk factors described below:

  . Nasdaq-100 Tracking Stock is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline. A significant decline in the value of the Nasdaq-100 Trust's portfolio can be expected to result in a similar decline in value of the corresponding Nasdaq-100 Tracking Stock. Therefore, the amount an investor receives from the sale of Nasdaq-100 Tracking Stock may be less than the investor's original purchase price.

  . The Nasdaq-100 Trust may never be able to replicate exactly the performance of the Nasdaq-100 Index because of the operational fees and expenses incurred by the Nasdaq-100 Trust or because of the temporary unavailability of certain Nasdaq-100 Index securities.

  . Investors cannot be assured that the issuers of securities held by the Nasdaq-100 Trust will pay dividends. Distributions on such securities will generally depend upon the declaration of dividends by the securities' issuers.

  . The market price that an investor pays for Nasdaq-100 Tracking Stock on the Amex may differ from the net asset value of Nasdaq-100 Tracking Stock. This difference in price may be due to the fact that the supply and demand in the market for Nasdaq-100 Tracking Stock at any point in time is not always identical to the supply and demand in the market for the underlying basket of Nasdaq-100 Index securities.

  . Investors will not be able to sell Nasdaq-100 Tracking Stock during any period that the Amex halts trading in the Nasdaq-100 Tracking Stock. The Amex may halt the trading of Nasdaq-100 Tracking Stock under certain circumstances.

  . The Amex maintains certain requirements to list securities, including the Nasdaq-100 Tracking Stock, on the Amex. Investors cannot be assured that the Nasdaq-100 Trust will continue to meet the requirements necessary to maintain the listing of the Nasdaq-100 Tracking Stock on the Amex or that the Amex will not change its listing requirements. The Nasdaq-100 Trust may be terminated if the Nasdaq-100 Tracking Stock is delisted from the Amex and is not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association.

  . The Nasdaq-100 Trust has been granted a license to use the Nasdaq-100 Index as a basis for determining the composition of the Nasdaq-100 Trust and to use certain trade names and trademarks of Nasdaq. The Nasdaq-100 Trust may be terminated if the license agreement is terminated.

  . The Nasdaq-100 Trust may be terminated if at any time prior to March 4, 2002 the value of the securities held by the Nasdaq-100 Trust is less than $150,000,000 or if at any time on or after March 4, 2002 the value of the securities held by the Nasdaq-100 Trust is less than $350,000,000, as such amount is adjusted for inflation.

  . Nasdaq-100 Tracking Stock is subject to the risk that extraordinary events may cause one or more of the providers of services to the Nasdaq-100 Trust to close or otherwise fail to perform its obligations to the Nasdaq-100 Trust. In the event of such a failure, if no suitable successor is available or willing to assume the obligations of its predecessor, the Nasdaq-100 Trust will be terminated.

The Nasdaq-100 Index

  The Nasdaq-100 Index (the "Index") represents the largest and most active non-financial domestic and international issues listed on The Nasdaq Stock Market. Annual adjustments were first implemented in 1993 when Nasdaq-100 In-dex options began trading on the Chicago Board Options Exchange under the sym-bol "NDX." In April 1996, Nasdaq-100 futures and options on futures began trading on the Chicago Mercantile Exchange under the ticker "ND."

  The Index was first published in January 1985, and includes companies across a variety of major industry groups. As of December 31, 2000, the major indus-try groups covered in the Index (listed according to their respective capital-ization in the Index) were as follows: computer and office equipment (36.21%), computer software/services (29.65%), telecommunications (19.13%), biotechnol-ogy (9.17%), retail/wholesale trade (2.38%), services (2.35%), health care (0.62%) and manufacturing (0.5%). The identity and capitalization weightings of the five largest companies represented in the Index as of December 31, 2000 were as follows: Cisco Systems, Inc. (6.36%), Microsoft Corporation (5.15%), QUALCOMM Incorporated (4.80%), Intel Corporation (4.59%), and Oracle Corpora-tion (4.39%). Current information regarding the market value of the Index is available from Nasdaq as well as numerous market information services.

  The Index share weights of the component securities of the Index at any time are based upon the total shares outstanding in each of the 100 Index Securi-ties and are additionally subject, in certain cases, to rebalancing (see "Rebalancing of the Index"). Accordingly, each Index Security's influence on the value of the Index is directly proportional to the value of its Index share weight.

  To be eligible for inclusion in the Index, a security must be traded on the Nasdaq National Market tier of the Nasdaq Stock Market and meet the following criteria:

  .  the security must be of a non-financial company;

  .  only one class of security per issuer is allowed;

  . the security may not be issued by an issuer currently in bankruptcy pro-ceedings;

  . the security must have average daily trading volume of at least 100,000 shares per day;

  . the security must have "seasoned" on the Nasdaq Stock Market or another recognized market (generally, a company is considered to be seasoned by Nasdaq if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be consid-
     ered);

  . if a security would otherwise qualify to be in the top 25% of the is-suers included in the Index by market capitalization, then a one year "seasoning" criteria would apply;

  . if the security is of a foreign issuer, the company must have a world-wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume on the Nasdaq Stock Market of at least 200,000 shares per day; in addition, foreign securities must be eligible for listed options trading; and

  . the issuer of the security may not have entered into a definitive agree-ment or other arrangement which would result in the security no longer being listed on the Nasdaq Stock Market within the next six months.

  These Index eligibility criteria may be revised from time to time by Nasdaq.

  The Index Securities are evaluated on an annual basis, except under extraor-dinary circumstances which may result in an interim evaluation, as follows (such evaluation is referred to herein as the "Ranking Review"). Securities listed on the Nasdaq Stock Market which meet the above eligibility criteria are ranked by market value. Index-eligible securities which are already in the Index and which are in the top 150 eligible securities (based on market value) are retained in the Index provided that such security was ranked in the top 100 eligible securities as of the previous ranking review. Securities not meeting such criteria are replaced. The replacement securities chosen are those Index-eligible securities not currently in the Index which have the largest market capitalization. Generally, the list of annual additions and de-letions is publicly announced via a press release in the early part of Decem-ber and replacements are made effective after the close of trading on the third Friday in December. Moreover, if at any time during the year an Index Security is no longer traded on the Nasdaq Stock Market, or is otherwise de-termined by Nasdaq to become ineligible for continued inclusion in the Index, the security will be replaced with the largest market capitalization security not currently in the Index and meeting the Index eligibility criteria listed above.

  In addition to the Ranking Review, the securities in the Index are monitored every day by Nasdaq with respect to changes in total shares outstanding aris-ing from secondary offerings, stock repurchases, conversions, or other corpo-rate actions. Nasdaq has adopted the following quarterly scheduled weight ad-justment procedures with respect to such changes. If the change in total shares outstanding arising from such corporate action is greater than or equal to 5.0%, such change is made to the Index on the evening prior to the effec-tive date of such corporate action or as soon as practical thereafter. Other-wise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, Septem-ber, and December. In either case, the Index share weights for such Index Se-curities are adjusted by the same percentage amount by which the total shares outstanding have changed in such Index Securities. Ordinarily, whenever there is a change in Index share weights or a change in a component security in-cluded in the Index, Nasdaq adjusts the divisor to assure that there is no discontinuity in the value of the Index which might otherwise be caused by any such change.

  The Index is calculated under a "modified capitalization-weighted" methodol-ogy, which is a hybrid between equal weighting and conventional capitalization weighting. This methodology is expected to: (1) retain in general the economic attributes of capitalization weighting; (2) promote portfolio weight diversi-fication (thereby limiting domination of the Index by a few large stocks); (3) reduce Index performance distortion by preserving the capitalization ranking of companies; and (4) reduce market impact on the smallest Index Securities from necessary weight rebalancings.

  Under the methodology employed, on a quarterly basis coinciding with Nasdaq's quarterly scheduled weight adjustment procedures, the Index Securi-ties are categorized as either "Large Stocks" or "Small Stocks" depending on whether their current percentage weights (after taking into account such scheduled weight adjustments due to stock repurchases, secondary offerings, or other corporate actions) are greater than, or less than or equal to, the aver-age percentage weight in the Index (i.e., as a 100-stock index, the average percentage weight in the Index is 1.0%).

  Such quarterly examination will result in an Index rebalancing if either one or both of the following two weight distribution requirements are not met: (1) the current weight of the single largest market capitalization

Index Security must be less than or equal to 24.0% and (2) the "collective weight" of those Index Securities whose individual current weights are in ex-cess of 4.5%, when added together, must be less than or equal to 48.0%. In ad-dition, Nasdaq may conduct a special rebalancing if it is determined necessary to maintain the integrity of the Index.

  If either one or both of these weight distribution requirements are not met upon quarterly review or Nasdaq determines that a special rebalancing is re-quired, a weight rebalancing will be performed. First, relating to weight dis-tribution requirement (1) above, if the current weight of the single largest Index Security exceeds 24.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by enough for the adjusted weight of the single largest Index Security to be set to 20.0%. Second, relating to weight distribution requirement (2) above, for those Index Securities whose individual current weights or adjusted weights in accordance with the preced-ing step are in excess of 4.5%, if their "collective weight" exceeds 48.0%, then the weights of all Large Stocks will be scaled down proportionately to-wards 1.0% by just enough for the "collective weight," so adjusted, to be set to 40.0%.

  The aggregate weight reduction among the Large Stocks resulting from either or both of the above rescalings will then be redistributed to the Small Stocks in the following iterative manner. In the first iteration, the weight of the largest Small Stock will be scaled upwards by a factor which sets it equal to the average Index weight of 1.0%. The weights of each of the smaller remaining Small Stocks will be scaled up by the same factor reduced in relation to each stock's relative ranking among the Small Stocks such that the smaller the In-dex Security in the ranking, the less the scale-up of its weight. This is in-tended to reduce the market impact of the weight rebalancing on the smallest component securities in the Index.

  In the second iteration, the weight of the second largest Small Stock, al-ready adjusted in the first iteration, will be scaled upwards by a factor which sets it equal to the average index weight of 1.0%. The weights of each of the smaller remaining Small Stocks will be scaled up by this same factor reduced in relation to each stock's relative ranking among the Small Stocks such that, once again, the smaller the stock in the ranking, the less the scale-up of its weight.

  Additional iterations will be performed until the accumulated increase in weight among the Small Stocks exactly equals the aggregate weight reduction among the Large Stocks from rebalancing in accordance with weight distribution requirement (1) and/or weight distribution requirement (2).

  Then, to complete the rebalancing procedure, once the final percent weights of each Index Security are set, the Index share weights will be determined anew based upon the last sale prices and aggregate capitalization of the Index at the close of trading on the Thursday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the Index share weights will be made effective after the close of trading on the third Friday in March, June, September, and December and an adjustment to the Index divisor will be made to ensure continuity of the Index.

  Ordinarily, new rebalanced weights will be determined by applying the above procedures to the current Index share weights. However, Nasdaq may from time to time determine rebalanced weights, if necessary, by instead applying the above procedure to the actual current market capitalization of the Index com-ponents. In such instances, Nasdaq would announce the different basis for rebalancing prior to its implementation.

  The Nasdaq-Amex Market Group, which operates The Nasdaq Stock Market is a subsidiary of the National Association of Securities Dealers, Inc. (NASD(R)), the largest securities-industry, self-regulatory organization in the United States.

  The Nasdaq Stock Market lists approximately 4,000 companies, has the largest volume of trades of any financial market, and trades more shares per day than any other major U.S. market. Since making its debut as the world's first elec-tronic stock market, Nasdaq has been at the forefront of innovation, using technology to bring millions of investors together with the world's leading companies. It is among the world's best regulated stock markets, employing the industry's most sophisticated surveillance systems and regulatory specialists to protect investors and provide a fair and competitive trading environment.

  The following table depicts the Year-End Index Value for the Index from inception (February 1, 1985) through December 31, 2000 as well as the total returns of the Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and the Dow Jones Industrial Average ("DJIA"). The table uses data that is adjusted to reflect that the Nasdaq-100 Index level was halved on January 3, 1994, and does not reflect reinvestment of dividends for the Nasdaq-100 Index. Investors should note that the figures below represent past performance of the Index, S&P 500 and the DJIA and not their future performance or the performance of the Nasdaq-100 Portfolio (which includes certain fees and expenses). Past performance is, of course, no guarantee of future results.

                                           Year-End  Nasdaq-100 S&P 500  DJIA
                                          Nasdaq-100   Annual   Annual  Annual
Year                                        Value     Returns   Returns Returns
----                                      ---------- ---------- ------- -------
February 1, 1985.........................       125        --       --      --
1985.....................................    132.29      5.83%   31.06%  33.62%
1986.....................................    141.41      6.89%   18.54%  27.25%
1987.....................................    156.25     10.49%    5.67%   5.55%
1988.....................................    177.41     13.54%   16.34%  16.24%
1989.....................................    223.83     26.17%   31.23%  32.24%
1990.....................................    200.53   (10.41)%  (3.14)% (0.54)%
1991.....................................    330.86     64.99%   30.00%  24.25%
1992.....................................    360.19      8.86%    7.43%   7.40%
1993.....................................    398.28     10.57%    9.94%  16.97%
1994.....................................    404.27      1.50%    1.29%   5.02%
1995.....................................    576.23     42.54%   37.11%  36.94%
1996.....................................    821.36     42.54%   22.68%  28.91%
1997.....................................    990.80     20.63%   33.10%  24.91%
1998.....................................  1,836.01     85.31%   28.60%  18.15%
1999.....................................  3,707.83    101.95%   21.04%  27.20%
2000.....................................  2,341.70   (36.84)%  (9.10)% (4.72)%
2001 through 6/30/01.....................  1,832.75   (21.73)%  (6.70)% (1.86)%
Average Annual Return Since Nasdaq-100
 Index's Inception.......................               17.77%   15.83%  17.41%

  The Nasdaq-100 annual returns have been calculated from the year end values. The S&P 500 annual returns assume that dividends are reinvested as they are received. The DJIA annual returns assume dividends are reinvested monthly. The 1 1/2, 5 1/2, and 10 1/2 year annual returns for the Nasdaq-100 Index are 22.3%, 22.2%, and -41.8% respectively. The 1 1/2, 5 1/2, and 10 1/2 year an-
nual returns for the S&P 500 are 6.57%, 14.49%, and 15.63% respectively. The 1 1/2, 5 1/2, and 10 1/2 year annual returns for the DJIA are 13.68%, 16.02%, and 16.75% respectively.

  Because the Nasdaq-100 Portfolio is sold to the public at net asset value plus the applicable sales charge, and the expenses of the Trust are deducted before making distributions to Unitholders, and because of a variety of other reasons described in this Prospectus, investment in the Nasdaq-100 Portfolio, if it had existed, would have resulted in investment performance to Unitholders somewhat reduced from that reflected in the above table.

  Investors should note that the Trusts are not sponsored, endorsed or promoted by or affiliated with The Nasdaq Stock Market, Inc. and The Nasdaq Stock Market, Inc. makes no representation, express or implied, to the Trusts or Unitholders regarding the advisability of investing in an index investment or unit investment trusts generally or in the Trusts specifically or the ability of the indexes to track general stock market performance.

Nasdaq-100(R) Index Licensing Agreement

  The Sponsor has entered into a license agreement with The Nasdaq Stock Mar-ket, Inc. (the "License Agreement"), under which the Trusts (through the Spon-sor) is granted a license to use the trademarks, service marks and trade names "Nasdaq," "Nasdaq-100," and "Nasdaq-100 Index" solely in materials relating to the creation and issuance, marketing and promotion of the Trusts and in accor-dance with any applicable federal and state securities law to indicate the source of the Nasdaq-100 Index as a basis for determining the composition of the Trusts' portfolios. As consideration for the grant of the license, the Trusts will pay to The Nasdaq Stock Market, Inc. an annual fee. If the Nasdaq-100 Index ceases to be compiled or made available or the anticipated correlation between the Trust and the Nasdaq-100 Index is not maintained, the Sponsor may direct that a Trust continue to be operated using the Nasdaq-100 Index as it existed on the last date on which it was available or may direct that the Indenture be terminated.

  Neither the Trusts nor the Unitholders are entitled to any rights whatsoever under the foregoing licensing arrangements or to use any of the covered trade-marks or to use the Nasdaq-100 Index, except as specifically described herein or as may be specified in the Indenture or the License Agreement.

  Each Trust is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Trusts or Units of the Trusts. The Corporations make no representation or warranty, express or im-plied to the owners of Units of the Trusts or any member of the public regard-ing the advisability of investing in Securities generally or in Units of the Trusts particularly or the ability of the Nasdaq-100 Index to track general stock market performance. The Corporations' only relationship to the Sponsor ("Licensee") and the Trusts is in the licensing of certain trademarks, service marks, and trade names of the Corporations and the use of the Nasdaq-100 Index which is determined, composed and calculated by Nasdaq without regard to the Licensee, the Trusts or Unitholders of the Trusts. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Trusts into consideration in determining, composing or calculating the Nasdaq-100 Index. The Corpora-tions are not responsible for and have not participated in the determination of the timing, prices, or quantities of the Units of the Trusts to be issued or in the determination or calculation of the equation by which the Units of the Trusts are to be converted into cash. The Corporations have no liability in connection with the administration of the Trusts, marketing or trading of Units of the Trusts.

  THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF UNITS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Public Offering Price

  The Public Offering Price of the Units is based on the aggregate underlying value of the Securities in a Trust (generally determined by the closing sale prices of listed Securities and the ask prices of over-the-counter traded Se-curities), plus or minus cash, if any, in the Income and Capital Accounts of the Trust. If Units are purchased after the first deferred sales charge pay-ment specified in "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus, the Public Offering Price includes an upfront sales charge equal to the difference between the maximum transactional sales charge (as set forth in Part A of the Prospectus) per Unit and the maximum remaining deferred sales charge (as set forth in Part A of the Prospectus) and is rounded to the near-est cent. In addition, a portion of the Public Offering Price during the ini-tial offering period also consists of Securities in an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust, in-cluding costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Trust portfolio, the initial evaluation, legal fees, the initial fees and expenses of the Trustee and any non-material out-of-pocket expenses.

  The Securities purchased with the portion of the Public Offering Price in-tended to be used to reimburse the Sponsor for the Trust's organization costs will be purchased in the same proportionate relationship as all the Securities contained in the Trust. Securities will be sold to reimburse the Sponsor for the Trust's organization costs at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period (a significantly shorter time period than the life of the Trust). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, there may be a decrease in the value of the Securi-ties. To the extent the proceeds from the sale of these Securities are insuf-ficient to repay the Sponsor for the Trust organization costs, the Trustee will sell additional Securities to allow the Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit will be reduced by the amount of additional Securities sold. Although the dollar amount of the reim-bursement due to the Sponsor will remain fixed and will never exceed the amount per Unit set forth for the Trusts in "Statement of Condition," this will result in a greater effective cost per Unit to Unitholders for the reim-bursement to the Sponsor. However, for the Growth and Treasury Portfolio, Treasury Obligations may not be sold prior to termination unless the Sponsor and the Trustee determine that the maturity value of the Treasury Obligations remaining after such proposed sale, divided by the number of Units outstanding after tendered Units are redeemed, equals or exceeds $10.00. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus.

  Commencing on those dates set forth under "Risk/Return Summary--Fees and Ex-penses" in Part A of this Prospectus, a deferred sales charge in an amount de-scribed in Part A of the Prospectus will be assessed per Unit per applicable month. The deferred sales charges will be paid from funds in the Capital Ac-count, if sufficient, or from the periodic sale of Securities. A pro rata share of accumulated dividends, if any, in the Income Account from the preced-ing Record Date to, but not including, the settlement date (normally three business days after purchase) is added to the Public Offering Price. The total maximum sales charge assessed to Unitholders on a per Unit basis will be the amount set forth in "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. See "UNIT VALUE AND EVALUATION."

  The transactional sales charge applicable to quantity purchases is reduced on a graduated scale as set forth in Part A of this Prospectus. Such Units are also subject to the Creation and Development Fee. For purposes of calculating the applicable sales charge, purchasers who have indicated their intent to purchase a specified amount of Units of any Nuveen unit investment trust in the primary or secondary offering period by executing and delivering a letter of intent to the Sponsor, which letter of intent must be in a form acceptable to the Sponsor and shall have a maximum duration of thirteen months, will be eligible to receive a reduced sales charge according to the graduated scale provided in Part A of this Prospectus, based on the amount of intended aggre-gate purchases (excluding purchases using the proceeds from Rollover Trusts) as expressed in the letter of intent. For purposes of letter of intent calcu-lations, units of equity-based products are valued at $10 per unit. Due to ad-ministrative limitations and in order to permit adequate tracking, the only secondary market purchases that will be permitted to be applied toward the in-tended specified amount and that will receive the corresponding reduced sales charge are those Units that are acquired through or from the Sponsor. By es-tablishing a letter of intent, a Unitholder agrees that the first purchase of Units following the execution of such letter of intent will be at least 5% of the total amount of the intended aggregate purchases expressed in such Unitholder's letter of intent. Further, through the establishment of the let-ter of intent, such Unitholder agrees that Units representing 5% of the total amount of the intended purchases will be held in escrow by the Trustee pending completion of these purchases. All distributions on Units held in escrow will be credited to such Unitholder's account. If total purchases prior to the ex-piration of the letter of intent period equal or exceed the amount specified in a Unitholder's letter of intent, the Units held in escrow will be trans-ferred to such Unitholder's account. A Unitholder who purchases Units during the letter of intent period in excess of the number of Units specified in a Unitholder's letter of intent, the amount of which would cause the Unitholder to be eligible to receive an additional sales charge reduction, will be al-lowed such additional sales charge reduction on the purchase of Units which caused the Unitholder to reach such new breakpoint level and on all additional purchases of Units during the letter of intent period. If the total purchases are less than the amount specified, the Unitholder involved must pay the Spon-sor an amount equal to the difference between the amounts paid for these pur-chases and the amounts which would have been paid if the higher sales charge had been applied; the Unitholder will, however, be entitled to any reduced sales charge qualified for by reaching any lower breakpoint level. If such Unitholder does not pay the additional amount within 20 days after written re-quest by the Sponsor or the Unitholder's securities representative, the Spon-sor will instruct the Trustee to redeem an appropriate number of the escrowed Units to meet the required payment. By establishing a letter of intent, a Unitholder irrevocably appoints the Sponsor as attorney to give instructions to redeem any or all of such Unitholder's escrowed Units, with full power of substitution in the premises. A Unitholder or his securities representative must notify the Sponsor whenever such Unitholder makes a purchase of Units that he wishes to be counted towards the intended amount.

  For "secondary market" sales, the Public Offering Price is based on the ag-gregate underlying value of the Securities in a Trust as of the Evaluation Time (generally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securities and Treasury Obliga-tions), plus or minus cash, if any, in the Income and Capital Accounts of a Trust, plus an initial sales charge equal to the difference between the maxi-mum sales charge and any remaining deferred sales charges. The maximum sales charge for certain trusts is described in Part A of the Prospectus. See "UNIT VALUE AND EVALUATION."

  In the secondary market for the Trusts, prior to the completion of the de-ferred sales charge period, the maximum transactional sales charge (which does not include the creation and development fee) will be 4.50% of the Public Of-fering Price. The upfront portion of the sales charge will equal the differ-ence between 4.5% of the Public Offering Price and any remaining deferred sales charges. Unitholders that purchase more than 5,000 Units and certain classes of investors are entitled to purchase Units at reduced sales charges as shown below.

                                                           Total
                                                          Maximum
        Number of Units                                 Sales Charge
        ---------------                                 ------------
        Less than 5,000................................     4.50%
        5,000 to 9,999.................................     4.25%
        10,000 to 24,999...............................     4.00%
        25,000 to 49,999...............................     3.50%
        50,000 to 99,999...............................     2.50%
        100,000 or more................................     1.50%
        Wrap and Trust Account Purchases...............     1.00%

  For secondary market sales after the completion of the deferred sales charge period for the Trusts, the maximum transactional sales charge (which does not include the creation and development fee) will be a one-time charge of 4.5% of the Public Offering Price. Unitholders that purchase more than 5,000 Units and certain classes of investors are entitled to purchase Units at reduced sales charges shown below. Secondary market sales charges are reduced by 1/2 of 1% on each subsequent July 31, to a minimum sales charge of 3.0% of the Public Offering Price as shown below with reduced sales charges for larger purchases and certain investors:

                                          Total Maximum Transactional Sales
           Number of Units*                             Charge
           ----------------               ------------------------------------------------------
                                          4.5%           4.0%           3.5%           3.0%
                                          ----           ----           ----           ----
   Less than 5,000                        4.50           4.00           3.50           3.00
   5,000 to 9,999                         4.25           3.75           3.25           2.75
   10,000 to 24,999                       4.00           3.50           3.00           2.50
   25,000 to 49,999                       3.50           3.25           2.75           2.25
   50,000 to 99,999                       2.50           2.25           1.75           1.50
   100,000 or more                        1.50           1.25           1.00           0.75
   Wrap and Trust Account Purchases       1.00           1.00           1.00           1.00

  --------
  * Sales charge reductions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000, etc., and will be applied on that basis which is more favorable to Unitholders.
    All Units are subject to the same deferred sales charges. When the deferred charges exceed the maximum sales charge, Unitholders will be given extra Units at the time of purchase.

  Creation and Development Fee. As set forth in Part A of the Prospectus, the Sponsor will also receive a fee from a Trust for creating and developing the Trust, including determining the Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and de-velopment fee" is accrued (and becomes a liability of each Trust) on a daily basis and is deemed to be an additional sales charge. The dollar amount of the creation and development fee accrued each day, which will vary with fluctua-tions in a Trust's net asset value, is determined by multiplying the net asset value of the Trust on that day by 1/365 of the annual creation and development fee. The total amount of any accrued but unpaid creation and development fee is paid to the Sponsor on a monthly basis from the assets of the applicable Trust. If you redeem your Units, you will only be responsible for any accrued and unpaid creation and development fee through the date of redemption. In connection with the creation and development fee, in no event will the Sponsor collect over the life of the Trust more than the amount provided in Part A of the Prospectus. The Sponsor will not use this fee to pay distribution expenses or as compensation for sales efforts.

  Pursuant to the terms of the Indenture, the Trustee may terminate a Trust if the net asset value of such Trust, as shown by any evaluation, is less than 20% of the total value of the Securities deposited in the Trust during the primary offering period of the Trust.

  At all times while Units are being offered for sale, the Evaluator will ap-praise or cause to be appraised daily the value of the underlying Securities in each Trust as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the New York Stock Exchange (the "Exchange") is scheduled in advance to close at such earlier time and will adjust the Public Offering Price of the Units commensurate with such appraisal ("Evaluation Time"). Such Public Offering Price will be effective for all orders received by a dealer or the Sponsor at or prior to 4:00 p.m. eastern time on each such day or as of any earlier closing time on a day on which the Exchange is scheduled in ad-vance to close at such earlier time. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

  The graduated transactional sales charges for the primary offering period set forth in the table provided in Part A of this Prospectus will apply on all applicable purchases of Nuveen investment company securities on any one day by the same purchaser in the amounts stated, and for this purpose purchases of a Trust will be aggregated with concurrent purchases of any other Nuveen unit investment trust or of shares of any open-end management investment company of which the Sponsor is principal underwriter and with respect to the purchase of which a sales charge is imposed. Purchases by or for the account of individu-als and their spouses, parents, children, grandchildren, grandparents, par-ents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings ("immediate family members") will be aggregated to determine the applicable transactional sales charge. The graduated transactional sales charges are also applicable to a trustee or other fiduciary purchasing securi-ties for a single trust estate or single fiduciary account.

  During the initial offering period, Unitholders of other unit investment trusts having a similar strategy as the Trust may utilize their termination proceeds to purchase Units of the Trusts with the sales charge applicable for "Rollover Purchases" as provided in "How to Buy and Sell Units" in Part A of the Prospectus. The dealer concession for such purchases will be that applica-ble to "Rollover Purchases."

  Units may be purchased with the applicable reduced transactional sales charge provided for "Wrap Account Purchasers" under "How to Buy and Sell Units" in Part A of the Prospectus or herein by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory services, brokerage services, investment services or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors, (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates, and (5) officers or directors and bona fide, full-time employees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp., Rittenhouse Financial Services, Inc., The John Nuveen Company, including in each case these individuals and their spouses, children, parents and spouses' parents, however, purchases by parents and adult children who are not members of the household of the officers, directors or full-time employees described above, must be made through a registered broker-dealer and (6) any person who for at least 90 days, has been an officer, director or bona fide employee of any vendor who provides services to the Sponsor and who purchases Units through a registered broker-dealer (collectively, the "Discounted Purchases"). Notwithstanding anything to the contrary in this Prospectus, investors who purchase Units as described in this paragraph will not receive sales charge reductions for quantity purchases.

  Whether or not Units are being offered for sale, the Trustee will determine or cause to be determined the aggregate value of each Trust as of 4:00 p.m. eastern time: (i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on any day on which a Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day) and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "UNIT VALUE AND EVALUATION.")

Market for Units

  During the initial public offering period, the Sponsor intends to offer to purchase Units of each Trust at a price based upon the pro rata share per Unit of the aggregate underlying value of the Securities in such Trust as of the Evaluation Time (generally determined by the closing sale prices of listed Securities and the ask prices of over-the-counter traded Securities and the offering prices of Treasury Obligations). Afterward, although it is not obligated to do so, the Sponsor may maintain a secondary market for Units of each Trust at its own expense and continuously offer to purchase Units of each Trust at prices, subject to change at any time, which are based upon the aggregate underlying value of the Securities in a Trust as of the Evaluation Time (generally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securities and Treasury Obligations). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the price at which the Sponsor expects to repurchase Units (the "Sponsor's Repurchase Price") includes estimated organization costs per Unit. After such period, the Sponsor's Repurchase Price will not include such estimated organization costs. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. Unitholders who wish to dispose of their Units should inquire of the Trustee or their broker as to the current Redemption Price. Units subject to a deferred sales charge which are sold or tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the remaining deferred sales charge at the time of sale or redemption. (See "REDEMPTION.")

  In connection with its secondary market making activities, the Sponsor may from time to time enter into secondary market joint account agreements with other brokers and dealers. Pursuant to such an agreement, the Sponsor will generally purchase Units from the broker or dealer at the Redemption Price (as defined in "REDEMPTION") and will place the Units into a joint account managed by the Sponsor; sales from the account will be made in accordance with the then current prospectus and the Sponsor and the broker or dealer will share profits and losses in the joint account in accordance with the terms of their joint account agreement.

  In maintaining a market for the Units, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold or redeemed. The secondary market Public Offering Price of Units may be greater or less than the cost of such Units to the Sponsor.

Evaluation of Securities at the Initial Date of Deposit

  The prices of the Securities deposited in the Trusts included in Part A of the Prospectus were determined by the Trustee.

  The amount by which the Trustee's determination of the aggregate value of the Securities deposited in the Trusts was greater or less than the cost of such Securities to the Sponsor was profit or loss to the Sponsor. (See Part A of this Prospectus.) The Sponsor also may realize further profit or sustain further loss as a result of fluctuations in the Public Offering Price of the Units. Cash, if any, made available to the Sponsor prior to the settlement date for a purchase of Units, or prior to the acquisition of all Portfolio securities by a Trust, may be available for use in the Sponsor's business, and may be of benefit to the Sponsor.

Tax Status--Growth and Treasury Portfolios

  This section summarizes some of the main U.S. federal income tax conse-quences of owning Units of the Growth and Treasury Portfolio. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with spe-cial circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax profes-sional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

  Assets of the Growth and Treasury Portfolio. The Growth and Treasury Portfo-lio will hold one or more of the following: (i) zero coupon U.S. Treasury bonds (the "Treasury Obligations") and (ii) stock in domestic and foreign cor-porations (the "Stocks"). All of the assets held by the Growth and Treasury Portfolio constitute the "Growth and Treasury Portfolio Assets." For purposes of this federal tax discussion, it is assumed that the Stocks constitute eq-uity for federal income tax purposes.

  Growth and Treasury Portfolio Status. The Growth and Treasury Portfolio will not be taxed as a corporation for federal income tax purposes. As a Unit own-er, you will be treated as the owner of a pro rata portion of the Growth and Treasury Portfolio Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends, accruals of original issue dis-count, and capital gains, if any) from the Growth and Treasury Portfolio As-sets when such income would be considered to be received by you if you di-rectly owned the Growth and Treasury Portfolio Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Growth and Treasury Portfolio Assets which you must take into account for federal income tax purposes is not re-duced by amounts used to pay Growth and Treasury Portfolio expenses (including the deferred sales charge, if any).

  Your Tax Basis and Income or Loss Upon Disposition. If the Growth and Trea-sury Portfolio disposes of Growth and Treasury Portfolio Assets, you will gen-erally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the re-lated Growth and Treasury Portfolio Assets from your share of the total amount received in the transaction. You can generally determine your initial tax ba-sis in each Growth and Treasury Portfolio Asset by apportioning the cost of your Units, generally including sales charges, among each Growth and Treasury Portfolio Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax ba-sis after you purchase your Units (for example, in the case of accruals of original issue discount, as discussed below, or certain dividends that exceed a corporation's accumulated earnings and profits).

  If you are an individual, the maximum marginal federal tax rate for net cap-ital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

  Net capital gain equals net long-term capital gain minus net short-term cap-ital loss for the taxable year. Capital gain or loss is long-term if the hold-ing period for the asset is more than one year and is short-term if the hold-ing period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code may, how-ever, treat certain capital gains as ordinary income in special situations.

  Original Issue Discount. The Treasury Obligations will generally be treated as having original issue discount. This original issue discount is generally equal to the difference between the amount payable on the due date and your purchase price allocable to the Treasury Obligations. Original issue discount accrues on a daily basis and is generally treated as interest income for fed-eral income tax purposes as it accrues. Your basis of each Treasury Obligation must be increased as original issue discount accrues. The rules relating to original issue discount are very complex and special rules apply in numerous circumstances.

  Exchanges and Rollovers. If you elect to reinvest amounts received from the Growth and Treasury Portfolio into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of the Growth and Treasury Portfolio for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the ex-tent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

  In-Kind Distributions. Under certain circumstances, as described in this prospectus, you may request an in-kind distribution of Growth and Treasury Portfolio Assets when you redeem your Units or at the Growth and Treasury Portfolio's termination. By electing to receive a distribution of Growth and Treasury Portfolio Assets, you will receive Growth and Treasury Portfolio As-sets plus, possibly, cash.

  You will not recognize gain or loss if you only receive Growth and Treasury Portfolio Assets in exchange for your pro rata portion of the Growth and Trea-sury Portfolio Assets held by the Growth and Treasury Portfolio. However, if you also receive cash in exchange for a Growth and Treasury Portfolio Asset or a fractional share of a Growth and Treasury Portfolio Asset, you will gener-ally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Growth and Treasury Portfolio Asset or fractional share of the Growth and Treasury Portfolio Asset.

  Limitations on the Deductibility of Growth and Treasury Portfolio Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of the Growth and Treasury Portfolio's income, even if some of that income is used to pay Growth and Treasury Portfolio expenses. You may deduct your pro rata share of each expense paid by the Growth and Treasury Portfolio to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Growth and Treasury Portfolio as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

  Foreign, State and Local Taxes. Distributions by the Growth and Treasury Portfolio that are treated as U.S. source income (e.g. dividends received on Stocks of domestic corporations) will generally be subject to U.S. income tax-ation and withholding in the case of Units held by non-resident alien individ-uals, foreign corporations or other non-U.S. persons, subject to any applica-ble treaty. However, distributions by the Growth and Treasury Portfolio that are derived from certain dividends of Stocks of a foreign corporation may not be subject to U.S. income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-U.S. per-sons.

  If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from the Growth and Treasury Portfolio or on gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes.

Tax Status--Nasdaq-100 Portfolios

  This section summarizes some of the main U.S. federal income tax conse-quences of owning Units of the Nasdaq-100 Portfolio. This section is current as of the date of this prospectus. Tax laws and interpretations change fre-quently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situa-tion if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not de-scribe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addi-tion, the Internal Revenue Service issued new withholding and reporting regu-lations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

  Nasdaq-100 Portfolio Status. The Nasdaq-100 Portfolio intends to qualify as a "regulated investment company" under the federal tax laws. If the Nasdaq-100 Portfolio qualifies as a regulated investment company and distributes its in-come as required by the tax law, the Nasdaq-100 Portfolio generally will not pay taxes on income.

  Distributions. Nasdaq-100 Portfolio distributions are generally taxable. At the end of each year, you will receive a tax statement that separates your Nasdaq-100 Portfolio's distributions into two categories, ordinary income dis-tributions and capital gains dividends. Ordinary income distributions are gen-erally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Units. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as de-scribed below. In addition, the Nasdaq-100 Portfolio may make distributions that represent a return of capital for tax purposes and thus will not be tax-able to you. The tax status of your distributions from your portfolio is not affected by whether you reinvest your distributions in additional Units or re-ceive them in cash. The income from the Nasdaq-100 Portfolio that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on De-cember 31 of the previous year.

  Dividends Received Deduction. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to many divi-dends received from the Nasdaq-100 Portfolio, because the dividends received deduction is generally not available for distributions from regulated invest-ment companies. However, certain ordinary income dividends on Units that are attributable to dividends received by the Nasdaq-100 Portfolio from certain domestic corporations may be designated by the Nasdaq-100 Portfolio as being eligible for the dividends received deduction.

  If You Sell or Redeem Units. If you sell or redeem your Units, you will gen-erally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, how-ever, you may have to adjust your tax basis after you purchase your Units.

  Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for cer-tain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000 with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. Howev-er, if you receive a capital gain dividend from your Nasdaq-100 Portfolio and sell your Units at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. In the case of capital gain dividends, the determina-tion of which portion of the capital gain dividend, if any, that may be treated as long-term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations prescribed by the United States Treasury. The tax rates for capital gains realized from as-sets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordi-nary income in special situations.

  In-Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Nasdaq-100 Portfolio securities when you redeem Units or when your Nasdaq-100 Portfolio terminates. This distribution is subject to taxation and you will recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received.

  Deductibility of Nasdaq-100 Portfolio Expenses. Expenses incurred and de-ducted by the Nasdaq-100 Portfolio will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your por-tion of these Nasdaq-100 Portfolio expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individu-als only to the extent that all of these deductions exceed 2% of the individu-al's adjusted gross income.

  Foreign Tax Credit. If your Nasdaq-100 Portfolio invests in any foreign se-curities, the tax statement that you receive may include an item showing for-eign taxes your Nasdaq-100 Portfolio paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Nasdaq-100 Portfolio paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

  In the opinion of Winston and Strawn, Special Counsel to the Growth and Treasury Portfolio for New York tax matters, under the existing income tax laws of the State of New York, the Growth and Treasury Portfolio is not an as-sociation taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders thereof.

Retirement Plans

  Units of the Trusts may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

Trust Operating Expenses

  No annual advisory fee is charged to the Trusts by the Sponsor. The Sponsor and/or its affiliates do, however, receive an annual fee as set forth in "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus for maintaining surveillance over the portfolio and for performing certain administrative services for the Trusts (the "Sponsor's Supervisory Fee"). In providing such supervisory services, the Sponsor may purchase research from a variety of sources, which may include dealers of the Trusts. If so provided in Part A of the Prospectus, the Sponsor may also receive an annual fee for providing bookkeeping and administrative services for a Trust (the "Bookkeeping and Administrative Fee"). Such services include, but are not limited to, the preparation of comprehensive tax statements and providing account information to the Unitholders. If so provided in Part A of the Prospectus, the Evaluator may also receive an annual fee for performing evaluation services for the Trusts (the "Evaluator's Fee"). In addition, if so provided in Part A of the Prospectus, a Trust may be charged an annual licensing fee to cover licenses for the use of service marks, trademarks, trade names and intellectual property rights and/or for the use of databases and research. Estimated annual Trust expenses are as set forth in Part A of this Prospectus; if actual expenses are higher than the estimate, the excess will be borne by the Trust. The estimated expenses do not include the brokerage commissions and other transactional fees payable by the Trust in purchasing and selling Securities.

  The Trustee receives for ordinary recurring services an annual fee for each Trust as set forth in "Risk/Return Summary--Fees and Expenses" appearing in Part A of this Prospectus. The Trustee's Fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions). In addition, the Sponsor's Supervisory Fee, Bookkeeping and Administrative Fee, Evaluator's Fee and the Trustee's Fee may be adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter" since the establishment of the Trusts. In addition, with respect to any fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount received for such services, in the aggregate, rendered to all unit investment trusts of which Nuveen is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliates of supplying such services, in the aggregate, in such year. The Sponsor's Supervisory Fee, Bookkeeping and Administrative Fee, Evaluator's Fee and the Trustee's Fee are accrued daily and based upon the number of Units outstanding each day until the primary offering period terminates. After the primary offering period has terminated, these fees are accrued daily and are based on the number of Units outstanding on the first business day of the calendar year in which the fee is calculated or the number of Units outstanding at the end of the primary offering period, as appropriate.

  The Trustee has the use of funds, if any, being held in the Income and Capital Accounts of each Trust for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Trusts is expected to result from such use of these funds.

  The following are additional expenses of the Trusts and, when paid by or are owed to the Trustee, are secured by a lien on the assets of the Trust or Trusts to which such expenses are allocable: (1) the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unitholders; (2) all taxes and other governmental charges upon the Securities or any part of the Trusts (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses, including counsel fees (including fees of counsel which the Trustee may retain) sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The expenses are paid monthly and the Trustee is empowered to sell Securities in order to pay these amounts if funds are not otherwise available in the applicable Income and Capital Accounts. However, for the Growth and Treasury Portfolio, Treasury Obligations may not be sold prior to termination unless the Sponsor and the Trustee determine that the maturity value of the Treasury Obligations remaining after such proposed sale, divided by the number of Units outstanding after tendered Units are redeemed, equals or exceeds $10.00.

  Unless the Sponsor determines that an audit is not required, the Indenture requires each Trust to be audited on an annual basis at the expense of the Trust by independent public accountants selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Trust shall exceed $.005 per Unit on an annual basis. Unitholders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.

Investment Supervision of the Nasdaq-100 Portfolio

  The Nasdaq-100 Portfolio is an unit investment trust and is not an "actively managed" fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The portfolio of the Trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the portfolio.

  As a general rule, purchases and sales that will be made with respect to the Nasdaq-100 Portfolio's portfolio will be those that seek to maintain, to the extent feasible, a portfolio which reflects the current components of the stock index, taking into consideration redemptions, sales of additional Units, cash flows, expenses and the other factors referred to elsewhere in this Prospectus. See "THE NASDAQ-100 PORTFOLIO." Such purchases and sales will generally be made in accordance with the computer program utilized to maintain the related portfolio, the Indenture and procedures to be specified by the Sponsor. The Sponsor or its designated agent may direct the Trustee to dispose of Securities and either to acquire other Securities through the use of the proceeds of such disposition in order to make changes in the Trust portfolio, or to distribute the proceeds of such disposition to Unitholders (i) as necessary to reflect any additions to or deletions from the stock index, (ii) as may be necessary to establish a closer correlation between the Trust portfolio and the stock index, (iii) as may be required for purposes of distributing to Unitholders, when required, their pro rata share of any net realized capital gains or income, or (iv) as the Sponsor may otherwise determine. In the event the Trustee receives any Securities or other properties relating to the Securities (other than normal dividends) acquired in exchange for Securities such as those acquired in connection with a reorganization, recapitalization, merger or other transaction, the Trustee is directed to sell such Securities or other property. However, if the Securities received are components of the applicable index, the Sponsor may advise the Trustee to keep such Securities. Any proceeds received in an exchange shall, as the Sponsor or its designee may direct, be reinvested into any Securities included in the applicable index, or distributed to Unitholders. In addition, the Sponsor will instruct the Trustee to dispose of certain Securities and to take such further action as may be needed from time to time to ensure that the Trust continues to satisfy the qualifications of a regulated investment company, including the requirements with respect to diversification under
Section 851 of the Internal Revenue Code, and as may be needed from time to time to avoid the imposition of any excise or income tax on the Trust as a regulated investment company. All purchases and sales are made by the Trustee at the direction of the Sponsor or its designated agent. The Trustee has no responsibility for the composition of the Trust portfolio or for loss resulting from any transaction directed by the Sponsor or its agent. When directed by the Sponsor, the Trustee, or an affiliate, will enter into foreign exchange transactions with the Trust and may benefit from such transactions in the ordinary course of its foreign exchange business.

  Proceeds from the sale of Securities (or any securities or other property received by a Trust in exchange for Securities) are generally credited to the Capital Account for distribution to Unitholders, to meet redemptions or for reinvestment into additional Securities in accordance with the optimization program. The Trustee may also sell Securities, designated by the Sponsor or its designated agent, from a Trust for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses. The Sponsor may consider sales of Units of unit investment trusts which it sponsors in making recommendations to the Trustee as to the selection of broker/dealers to execute a Trust's portfolio transactions.

Distributions to Unitholders

  The Trustee will distribute any net income received with respect to any of the Securities in a Trust on or about the Income Distribution Dates to Unitholders of record on the preceding Income Record Date. See "Distributions" in Part A of this Prospectus. Persons who purchase Units will commence receiving distributions only after such person becomes a Record Owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer. Proceeds received on the sale of any Securities in the Growth and Treasury Portfolio, to the extent not used to meet redemptions of Units, pay the deferred sales charge or pay expenses will be distributed on the last business day of each month if the amount available for distribution equals at least $1.00 per 100 Units ("Capital Distribution Dates") to Unitholders of record on the fifteenth day of each applicable month ("Capital Record Dates"). For the Nasdaq-100 Portfolio, proceeds received on the sale of any Securities in the Trust, to the extent not used to meet redemption of Units, pay the deferred sales charges or pay expenses will be distributed on the Capital Distribution Date set forth in Part A of the Prospectus to Unitholders of record on the Capital Record Date set forth in Part A of the Prospectus, unless such amounts are reinvested into additional Securities. The Trustee is not required to pay interest on funds held in the Capital Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds). A Unitholder's pro rata portion of the Capital Account, less expenses, will be distributed as part of the final liquidation distribution. In addition, because the Nasdaq-100 Portfolio has elected to be taxed as a "regulated investment company," the Trustee may make such distributions to Unitholders as may be necessary or desirable to maintain the status of the Trust as a regulated investment company or to avoid the imposition of any excise or income tax on a Trust.

  It is anticipated that the deferred sales charge will be collected from the Capital Account of the Trusts and that amounts in the Capital Account will be sufficient to cover the cost of the deferred sales charge. To the extent that amounts in the Capital Account are insufficient to satisfy the then current deferred sales charge obligation, Securities may be sold to meet such shortfall. However, for the Growth and Treasury Portfolio, Treasury Obligations may not be sold prior to termination unless the Sponsor and the Trustee determine that the maturity value of the Treasury Obligations remaining after such proposed sale, divided by the number of Units outstanding after tendered Units are redeemed, equals or exceeds $10.00. Distributions of amounts necessary to pay the deferred portion of the sales charge will be made to an account designated by the Sponsor for purposes of satisfying a Unitholder's deferred sales charge obligations.

  Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of any distribution made by a Trust if the Trustee has not been furnished the Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder under certain circumstances by contacting the Trustee, otherwise the amount may be recoverable only when filing a tax return. Under normal circumstances, the Trustee obtains the Unitholder's tax identification number from the selling broker. However, a Unitholder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

  Within a reasonable time after a Trust is terminated, each Unitholder will, upon surrender of his Units for redemption, receive (i) the pro rata share of the amounts realized upon the disposition of Securities, and (ii) a pro rata share of any other assets of such Trust, less expenses of such Trust.

  The Trustee will credit to the Income Account of a Trust any dividends received on the Securities therein. All other receipts (e.g., return of capital, etc.) are credited to the Capital Account of a Trust.

  The Trustee may establish reserves (the "Reserve Account") within a Trust for state and local taxes, if any, and any governmental charges payable out of such Trust.

  Distribution Reinvestment. Any Unitholder may elect to have each distribu-tion on Units, other than the final liquidating distribution in connection with the termination of a Trust, automatically reinvested in additional Units of such Trust without additional sales charges. If you elect to have distribu-tions reinvested into additional Units of your Trust, in addition to the rein-vestment Units you receive you will also be credited additional Units with a dollar value at the time of reinvestment sufficient to offset the amount of any remaining deferred sales charge to be collected on such reinvestment Units. The dollar value of these additional Units (as with all Units) will fluctuate over time. Each person who purchases Units of a Trust may elect to participate in the reinvestment option by notifying the Trustee in writing of their election. Notification to the Trustee must be received within one year after the Initial Date of Deposit. Reinvestment may not be available in all states. So long as the election is received by the Trustee at least 10 days prior to the Record Date for a given distribution, each subsequent distribu-tion of income and/or capital, as selected by the Unitholder, will be automat-ically applied by the Trustee to purchase additional Units of a Trust. It should be remembered that even if distributions are reinvested, they are still treated as distributions for income tax purposes.

Reports to Unitholders

  The Trustee shall furnish Unitholders of a Trust in connection with each distribution, a statement of the amount of income, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person, who at any time during the calendar year was a registered Unitholder of a Trust, a statement with respect to such Trust that provides (1) a summary of transactions in the Trust for such year; (2) any Security sold during the year and the Securities held at the end of such year by the Trust; (3) the redemption price per Unit based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital distributed during such year.

  In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in a Trust.

Unit Value and Evaluation

  The value of a Trust is determined by the Trustee on the basis of (1) the cash on hand in the Trust other than cash deposited in the Trust to purchase Securities at the Evaluation Time not applied to the purchase of such Securities; (2) the aggregate value of the Securities held in the Trust, as determined by the Evaluator on the basis of the aggregate underlying value of the Securities in the Trust next computed; (3) dividends receivable on the Securities trading ex-dividend as of the date of computation; and (4) all other assets of the Trust; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges and amounts due the Sponsor or Trustee for indemnification or extraordinary expenses payable out of such Trust for which no deductions had been made for the purpose of additions to the Reserve Account; (2) any amounts owing to the Trustee for its advances;
(3) an amount representing estimated accrued expenses of the Trust, including, but not limited to, unpaid fees and expenses of the Trustee (including legal fees) and the Sponsor; (4) amounts representing unpaid organization costs; (5) cash held for distribution to Unitholders of record of the Trust or for redemption of tendered Units as of the business day prior to the evaluation being made; and (6) other liabilities incurred by the Trust. The result of such computation is divided by the number of Units of such Trust outstanding as of the date thereof and rounded to the nearest cent to determine the per Unit value ("Unit Value") of such Trust. The Trustee may determine the aggregate value of the Securities in a Trust in the following manner: if the Securities are listed on a foreign or U.S. securities exchange or The Nasdaq Stock Market, Inc. ("listed Securities"), this evaluation is generally based on the most recent closing sale price prior to or on the Evaluation Time on that exchange or that system where the Securities are principally traded (if a listed Security is listed on the New York Stock Exchange ("NYSE") the closing sale price on the NYSE shall apply) or, if there is no closing sale price on that exchange or system, at the closing bid prices (ask prices for primary market purchases). If the Securities are not so listed, the evaluation shall generally be based on the current bid prices at the Evaluation Time (ask prices for primary market purchases) on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for valuation). If current bid prices (ask prices for primary market purchases) are unavailable, the evaluation is generally determined (a) on the basis of current bid prices (ask prices for primary market purchases) for comparable securities, (b) by appraising the value of the Securities on the bid side (ask side for primary market purchases) of the market or (c) by any combination of the above. For foreign Securities the aggregate underlying value of the Securities during the initial offering period is computed on the basis of the offering side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time. After the initial offering period has ended, the aggregate underlying value of the foreign Securities is computed on the basis of the bid side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

  For Treasury Obligations in the Growth and Treasury Portfolio, an Evaluation as described above shall be based, as of the Evaluation Time, (a) on the basis of the current bid price (offering prices for primary market purchases) on the over-the-counter market (unless the Evaluator deems such price inappropriate as a basis for evaluation), (b) on the basis of current bid prices (offering prices for primary market purchases) for the Treasury Obligations as obtained from investment dealers or brokers who customarily deal in securities compara-ble to those held by the Trust, (c) if bid prices (offering prices for primary market purchases) are not available for Treasury Obligations, on the basis of bid prices (offering prices for primary market purchases) for comparable secu-rities, (d) by determining the valuation of the Treasury Obligations on the bid side (offering side for primary market purchases) of the market by ap-praisal, or (e) by any combination of the above. However, if Treasury Obliga-tions are sold on such day, then such Evaluation for the Treasury Obligations shall be the weighted average of the execution prices for all Treasury Obliga-tions sold on such day.

  Except in those cases in which the Securities are listed on a national or foreign securities exchange or The Nasdaq Stock Market, Inc., and the closing sales prices are used and except for Trust Fund Evaluations required by the Indenture in determining Redemption Price, during the initial offering period, the evaluations of the Securities shall generally be made in the manner de-scribed above based on the closing ask or offering prices of the Securities, as of the Evaluation Time, rather than the closing bid prices and on current offering side exchange rates.

  With respect to any Security not listed on a foreign or U.S. securities exchange or The Nasdaq Stock Market, Inc., or, with respect to a Security so listed but in the unusual circumstance in which the Evaluator deems the closing sale price on the relevant exchange to be inappropriate as a basis for valuation, upon the Evaluator's request, the Sponsor shall, from time to time, designate one or more evaluation services or other sources of information on which the Evaluator shall be authorized conclusively to rely in evaluating such Security, and the Evaluator shall have no liability for any errors in the information so received. The cost thereof shall be an expense reimbursable to the Trustee from the Income and Capital Accounts.

Distributions of Units to the Public

  Nuveen, in addition to being the Sponsor, is the sole Underwriter of the Units. It is the intention of the Sponsor to qualify Units of the Trusts for sale under the laws of substantially all of the states of the United States of America.

  Promptly following the deposit of Securities in exchange for Units of the Trusts, it is the practice of the Sponsor to place all of the Units as collateral for a letter or letters of credit from one or more commercial banks under an agreement to release such Units from time to time as needed for distribution. Under such an arrangement the Sponsor pays such banks compensation based on the then current interest rate. This is a normal warehousing arrangement during the period of distribution of the Units to public investors. To facilitate the handling of transactions, sales of Units shall be limited to transactions involving a minimum of either $1,000 or 100 Units ($500 or nearest whole number of Units whose value is less than $500 for IRA purchases), whichever is less. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

  The Sponsor plans to allow a discount to brokers and dealers in connection with the distribution of Units. The amounts of such discounts are set forth in Part A of this Prospectus or herein.

  The Sponsor may maintain a secondary market for Units of each Trust. See "MARKET FOR UNITS."

  The Sponsor reserves the right to change the amount of the dealer concessions set forth in Part A of this Prospectus from time to time.

  For Units purchased during the initial offering period by Unitholders who utilize redemption or termination proceeds from other Nuveen-sponsored unit investment trusts and receive the sales charge applicable for "Rollover Pur-chases" as described in Part A of the Prospectus, dealers are entitled to re-ceive the concession applicable for "Rollover Purchases" as provided in Part A of the Prospectus.

  Initially, for the Trusts, the Sponsor plans to allow a concession to sell-ing dealers in the secondary market of 3.5% of the Public Offering Price for non-breakpoint purchases of Units in a given transaction. The concession paid to dealers is reduced or eliminated in connection with Units sold in transac-tions to investors that receive reduced sales charges based on the number of Units sold or in connection with Units sold in Wrap Account Purchases and to other investors entitled to the sales charge reduction applicable for Wrap Ac-count Purchases as provided in "PUBLIC OFFERING PRICE", as shown below. Com-mencing with the last day of the month following the end of the deferred sales charge period, the concession will be 65% of the then current maximum sales charge at the appropriate breakpoint level.

                                                              %
                                                         Concessions
                        Number of Units*                  per Unit
                        ----------------                 -----------
        Less than 5,000.................................    3.50
        5,000 to 9,999..................................    3.25
        10,000 to 24,999................................    3.00
        25,000 to 49,999................................    2.50
        50,000 to 99,999................................    1.50
        100,000 or more.................................    0.75
        Wrap Account Purchases..........................    0.00

            --------
            * Sales charge reductions are computed both on a
              dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000 etc.,
              and will be applied on that basis which is more favorable to you and may result in a reduction in the discount per Unit.

  Effective January 1, 2001, volume incentives can be earned as a marketing allowance by Eligible Dealer Firms who reach cumulative firm sales or sales arrangement levels of a specified dollar amount of Nuveen unit trusts sold in the primary or secondary market during any quarter as set forth in the table below. Eligible Dealer Firms are dealers that are providing marketing support for Nuveen unit trusts in the form of 1) distributing or permitting the distribution of marketing materials and other product information, 2) providing Nuveen representatives access to the dealer's branch offices, and 3) generally facilitating the placement of orders by the dealer's registered representatives such as putting Nuveen unit trusts on their order entry screens. Eligible Dealer Firms will not include firms that solely provide clearing services to broker/dealer firms. For purposes of determining the applicable volume incentive rate for a given quarter, the dollar amount of all units sold over the current and three previous quarters (the "Measuring Period") is aggregated. The volume incentive received by the dealer firm will equal the dollar amount of units sold during the current quarter times the highest applicable rate for the Measuring Period. For firms that meet the necessary volume level, volume incentives may be given on all applicable trades originated from or by that firm.

    Total dollar amount sold
     over Measuring Period                            Volume Incentive
   --------------------------                 --------------------------------
   $25,000,000 to $49,999,999                 0.10% of current quarter sales
   $50,000,000 to $74,999,999                 0.125% of current quarter sales
   $75,000,000 to $99,999,999                 0.1375% of current quarter sales
   $100,000,000 or more                       0.15% of current quarter sales

  Only sales through the Sponsor qualify for volume incentives and for meeting minimum requirements. The Sponsor reserves the right to modify or change the volume incentive schedule at any time and make the determination as to which firms qualify for the marketing allowance and the amount paid.

  Firms are not entitled to receive any dealer concession or volume incentives for any sales made to investors which qualified as Discounted Purchases (as defined in "PUBLIC OFFERING PRICE") during the primary or secondary market. (See "PUBLIC OFFERING PRICE.")

Ownership and Transfer of Units

  The ownership of Units is evidenced by book entry positions recorded on the books and records of the Trustee. Ownership of Units will not be evidenced by registered Certificates. The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Unitholders will receive a Book Entry Position Confirmation reflecting their ownership.

  Units are transferable by making a written request to the Trustee, The Bank of New York, at 101 Barclay Street, New York, NY 10286, properly endorsed or accompanied by a written instrument or instruments of transfer. Each Unitholder must sign such written request, or transfer instrument, exactly as his name appears on the Book Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Redemption

  Unitholders may redeem all or a portion of their Units by (1) making a written request for such redemption (book entry Unitholders may use the redemption form on the reverse side of their Book Entry Position Confirmation) to the Trustee at 101 Barclay Street, New York, NY 10286 (redemptions of 1,000 Units or more will require a signature guarantee), and (2) payment of applicable governmental charges, if any. (See "OWNERSHIP AND TRANSFER OF UNITS.") No redemption fee will be charged, however, Unitholders may be charged a processing fee by their broker for Units redeemed through their brokers. A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book entry form. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be obtained from a Unitholder's registered representative or by calling the Trustee. Once the completed Form is on file, the Trustee will honor telephone redemption requests by any authorized person. The time a telephone redemption request is received determines the "date of tender" as discussed below. The redemption proceeds will be mailed within three business days following the telephone redemption request. Only Units held in the name of individuals may be redeemed by telephone; accounts registered in broker name, or accounts of corporations or fiduciaries (including among others, trustees, guardians, executors and administrators) may not use the telephone redemption privilege.

  On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Trust determined by the Trustee, as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, on the date of tender as defined hereafter ("Redemption Price"). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of initial offering period, the Redemption Price per Unit includes estimated organization costs per Unit. After such period, the Redemption Price will not include such estimated organization costs. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities on the date of tender. Units subject to a deferred sales charge which are tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the remaining deferred sales charge at the time of redemption. In addition, in the event of the death of a Unitholder within the one-year period prior to redemption, any deferred sales charge remaining at the time of redemption shall be waived. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

  The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that a redemption request received after 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, or on any day on which the Exchange is normally closed, the date of tender is the next day on which such Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

  Under regulations issued by the Internal Revenue Service, the Trustee may be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. For further information regarding this withholding, see "DISTRIBUTIONS TO UNITHOLDERS." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

  If so provided in Part A of the Prospectus, any Unitholder who holds his or her Units through a street name account and who is tendering the number of Units set forth in Part A of the Prospectus for redemption or whose Units are worth the amount set forth in Part A of the Prospectus may request by written notice submitted at the time of tender from the Trustee, in lieu of a cash redemption, a distribution of shares of Securities in an amount and value of Securities per Unit equal to the Redemption Price Per Unit, as determined as of the evaluation next following tender. In-kind distributions ("In-Kind Distributions") shall be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker/dealer at the Depository Trust Company. An In-Kind Distribution will be reduced by customary transfer and registration charges. The tendering Unitholder will receive his pro rata number of whole shares of each of the Securities comprising a portfolio and cash from the Capital Account equal to the fractional shares to which the tendering Unitholder is entitled. The Trustee may adjust the number of shares of any issue of Securities included in a Unitholder's In-Kind Distribution to facilitate the distribution of whole shares, such adjustment to be made on the basis of the value of Securities on the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities in the manner described below. In-kind distributions are not available for foreign securities not traded on a U.S. securities exchange.

  Any amounts paid on redemption representing income shall be withdrawn from the Income Account of a Trust to the extent that funds are available for such purpose, or from the Capital Account. All other amounts paid on redemption shall be withdrawn from the Capital Account.

  The Trustee is empowered to sell Securities of a Trust in order to make funds available for redemption. However, for Growth and Treasury Trusts, Treasury Obligations may not be sold prior to termination unless the Sponsor and the Trustee determine that the maturity value of the Treasury Obligations remaining after such proposed sale, divided by the number of Units outstanding after tendered Units are redeemed, equals or exceeds $10.00. To the extent that Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. For the Nasdaq-100 Portfolio, if Securities of the Trust are sold to pay redemptions and there are excess proceeds after meeting redemption requests, the Sponsor, or its designee, may, but is not obligated to, instruct the Trustee to reinvest such excess proceeds in any Securities included in the related stock index.

  The Redemption Price per Unit during the secondary market will be determined on the basis of the Unit Value of a Trust as of the Evaluation Time. After the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Redemption Price will not include estimated organization costs. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. See "UNIT VALUE AND EVALUATION" for a more detailed discussion of the factors included in determining Unit Value. The Redemption Price per Unit will be assessed the amount, if any, of the remaining deferred sales charge at the time of redemption.

  The Redemption Price for Treasury Obligations in Growth and Treasury Portfolios is determined on the basis of the bid prices of the Treasury Obligations in a Trust, while the initial Public Offering Price of Trusts containing Treasury Obligations will be determined on the basis of the offering prices of the Treasury Obligations as of the Evaluation Time. As of any given time, the difference between the bid and offering prices of such Securities may be expected to average 1/2% to 2% of the principal amount. In the case of actively traded Securities, the difference may be as little as 1/4 to 1/2 of 1%, and in the case of inactively traded Securities such difference usually will not exceed 3%.

  The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on the New York Stock Exchange is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

Purchase of Units by the Sponsor

  The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which payment would otherwise have been made by the Trustee. (See "REDEMPTION.") The Sponsor's current practice is to bid at the Redemption Price in the secondary market. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

Removal of Securities from the Growth and Treasury Portfolio

  The Growth and Treasury Portfolio is not "managed" by the Sponsor or the Trustee; its activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Security in the following circumstances:
(1) the issuer defaults in the payment of a dividend that has been declared and is due and payable; (2) any action or proceeding has been instituted re-straining the payment of dividends or there exists any legal question or im-pediment affecting such Security; (3) the issuer of the Security has breached a covenant or warranty which would affect the payments of dividends, the credit standing of the issuer or otherwise impair the sound investment charac-ter of the Security; (4) the issuer has defaulted on the payment on any other of its outstanding obligations; (5) the price of the Security declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Securities would be detrimental to the Trust;
(6) all Securities in the Trust will be sold pursuant to the Trust's termina-tion; (7) the sale of Securities is required when Units are tendered for re-demption; (8) the sale of Securities is necessary to maintain the Trust as a "regulated investment company" if the Trust has made such election; (9) there has been a public tender offer made to a Security or a merger or acquisition is announced affecting a Security, and that in the Sponsor's opinion the sale or tender of the Security is in the best interest of Unitholders; or (10) for such other reasons provided in the Prospectus or the Indenture. Except as stated in this Prospectus, the acquisition by the Growth and Treasury Portfo-lio of any securities or other property other than the Securities is prohibit-ed. Pursuant to the Indenture and with limited exceptions, the Trustee may sell any securities or other property acquired in exchange for Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or properties, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless ac-quired by the Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor. Proceeds from the sale of Securities by the Trustee are credited to the Capital Account of the Trust for distribution to Unitholders or to meet redemptions.

  The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Growth and Treasury Portfolio tendered for redemption and the payment of ex-penses. However, for the Growth and Treasury Portfolio, Treasury Obligations may not be sold prior to termination unless the Sponsor and the Trustee deter-mine that the maturity value of the Treasury Obligations remaining after such proposed sale, divided by the number of Units outstanding after tendered Units are redeemed, equals or exceeds $10.00.

  In the event that (i) Treasury Obligations may not be sold to fund a redemp-tion of Units pursuant to the Indenture, and (ii) no other Trust assets are available for liquidation to fund such redemption, the Sponsor agrees that it will purchase such Units and will tender such Units for redemption only at such time and in such manner that the Treasury Obligations remaining after the sale required to fund such redemption will have a maturity value of not less than $10.00 per Unit. However, if the Sponsor fails to meet this obligation, the Trustee will advance to the Trust such amounts as may be necessary to pay the Redemption Value of the tendered Units. The Trustee shall be reimbursed the amount of any such advance from the Trust as soon as Trea-sury Obligations may be sold in such amount as will not reduce the maturity value of Treasury Obligations still held in the Trust below the amount re-quired to distribute $10.00 per Unit from the proceeds of the sale or maturity of the Treasury Obligations upon the termination of the Trust on the Mandatory Termination Date. The Trustee shall be deemed to be the beneficial owner of the Treasury Obligations held in the Trust to the extent of all amounts ad-vanced by it pursuant to the Indenture, and such advances shall be secured by a lien on the Trust prior to the interest of Unitholders, provided, however, that the Trustee's beneficial interest in the Trust and the lien securing such interest shall not at any time exceed such amount as would reduce the amount distributable from the Trust upon maturity or sale of Treasury Obligations upon the termination of the Trust on the Mandatory Termination Date to less than $10.00 per Unit.

  In the event that (i) Treasury Obligations may not be sold to pay Growth and Treasury Portfolio expenses pursuant to the Indenture; and (ii) no other Trust assets are available for liquidation to pay such expenses, the Depositor shall be liable for such expenses required to be paid pursuant to the Indenture or otherwise required for the administration of the Trust.

  The Sponsor, in designating Securities to be sold by the Trustee, will gen-erally make selections in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of individual issues of Securities. To the extent this is not practicable, the composition and diver-sity of the Securities may be altered. In order to obtain the best price for the Growth and Treasury Portfolio, it may be necessary for the Sponsor to specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. The Sponsor may consider sales of Units of unit investment trusts which it sponsors in making recommendations to the Trustee as to the selection of broker/dealers to execute the Trust's portfolio transactions.

Information about the Trustee

  The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, New York, New York 10286, telephone 1-800-742-8860. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

Limitations on Liabilities of Sponsor and Trustee

  The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

  The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

Successor Trustees and Sponsors

  The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice of resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

  If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

  If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture (1) appoint a successor sponsor or (2) terminate the Indenture and liquidate the Trusts.

Information about the Sponsor

  Since our founding in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors seeking to build and sustain their wealth. More than
1.5 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

  To meet the unique circumstances and financial planning needs of our investors, Nuveen offers a wide array of taxable and tax-free investment products--including equity and fixed-income mutual funds, defined portfolios, exchange-traded funds, customized asset management services and cash management products.

  Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal offices located in Chicago (333 West Wacker Drive).

  To help advisors and investors better understand and more efficiently use an investment in the Trusts to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trust, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Sponsor may produce software or additional sales literature to promote the advantages of using the Trusts to meet these and other specific investor needs.

  In advertising and sales literature, the Sponsor may provide or compare the performance of a given investment strategy, sector trust, collection of Trusts or a Trust sponsored by the Sponsor with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity or fixed income unit trusts of the Sponsor or other unit trust providers; (3) equity or fixed income mutual funds or mutual fund indices as reported by various independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; (4) the S&P 500 Index, Dow Jones Industrial Average ("DJIA"), Nasdaq-100 Index or other unmanaged indices and investment strategies; and/or (5) any combination of indices including the S&P 500, DJIA or Nasdaq-100 Index. Advertisements involving these indices, investments or strategies may reflect performance over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Trusts for any future period. Such advertising may also reflect the standard deviation or beta of the index, investment or strategy returns for any period. This calculation of standard deviation is sometimes referred to as the "Sharpe measure" of return.

Information about the Evaluator

  The Trustee will serve as Evaluator of the Trusts. The Sponsor may replace the Trustee as Evaluator during the life of the Trusts.

  The Evaluator may resign or may be removed by the Sponsor or the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

  The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Other Information

Amendment of Indenture

  Growth and Treasury Portfolio--For the Growth and Treasury Portfolio, the Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Indenture may not be amended, without the consent of 100% of the Unitholders, to permit the deposit or acquisition of securities either in addition to, or in substitution for any of the Securities initially deposited in the Trust except as stated in "NUVEEN DEFINED PORTFOLIOS" or "COMPOSITION OF TRUSTS" regarding the creation of additional Units and the limited right of substitution of Replacement Securities, except for the substitution of re-funding securities under certain circumstances or except as otherwise provided in this Prospectus. The Trustee shall advise the Unitholders of any amendment requiring the consent of Unitholders, or upon request of the Sponsor, promptly after execution thereof.

  Nasdaq-100 Portfolio--For the Nasdaq-100 Portfolio, the Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (2) to make such amendments as may be necessary for the Trust to continue to qualify as a regulated investment company for federal income tax purposes, or (3) to make such other provisions as shall not adversely affect the Unitholders. Certain other amendments to the Indenture require the approval of either the consent of 66 2/3% or 100% of Unitholders. However, the Indenture cannot be amended to
(a) alter the rights to the Unitholders as against each other, (b) provide the Trustee with the power to engage in business or investment activities other than as specifically provided in the Indenture or (c) adversely affect the characterization of the Trust as a regulated investment company for federal income tax purposes. The Trustee shall advise the Unitholders of any amendment requiring the consent of Unitholders, or upon request of the Sponsor, promptly after execution thereof.

Termination of Indenture

  A Trust may be liquidated at any time by an instrument executed by the Sponsor and consented to by 66 2/3% of the Units of the Trust then outstanding. A Trust may also be liquidated by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the total value of the Securities deposited in the Trust as of the conclusion of the primary offering period and may be liquidated by the Trustee in the event that Units not yet sold aggregating more than 60% of the Units originally created are tendered for redemption by the Sponsor. For the Nasdaq-100 Portfolio, the Indenture also provides that if at any time the stock index to which the Trust relates is no longer compiled, maintained or made available, the Sponsor may
(a) direct that the Trust continue to be operated utilizing the components of the related stock index, as they existed on the last day on which the stock index's components were available to the Trust; or (b) direct the Trustee to liquidate the Trust in such a manner as the Sponsor shall direct. The sale of Securities from the Trust upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the amount of Securities originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Security held thereunder, but in no event shall it continue beyond the Mandatory Termination Date set forth under "General Information--Termination" in Part A of this Prospectus.

  Commencing on the Mandatory Termination Date, Securities will begin to be sold in connection with the termination of a Trust. The Sponsor will determine the manner, timing and execution of the sale of the Securities. Written notice of the termination of a Trust specifying the time or times at which Unitholders may surrender their Units for cancellation shall be given by the Trustee to each Unitholder at his address appearing on the registration books of such Trust maintained by the Trustee. Unitholders not electing a distribution of shares of Securities and who do not elect the Rollover Option (if applicable) will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the funds of a Trust any accrued costs, expenses, advances or indemnities provided by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee will then distribute to each Unitholder his pro rata share of the balance of the Income and Capital Accounts.

Legal Opinion

  The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Winston & Strawn, 200 Park Avenue, New York, New York 10166-4193, has acted as counsel for the Trustee with respect to the Series.

Auditors

  The "Statement of Condition" and "Schedule of Investments" at the Initial Date of Deposit included in Part A of this Prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report in Part A of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in giving said report.

Code of Ethics

  The Sponsor and the Trusts have adopted a code of ethics requiring the Spon-sor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid poten-tial conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

Supplemental Information

  Upon written or telephonic request to the Trustee, investors will receive at no cost to the investor supplemental information about this Trust, which has been filed with the Securities and Exchange Commission and is intended to supplement information contained in Part A and Part B of this Prospectus. This supplement includes additional general information about the Sponsor and the Trusts.

                            NUVEEN INDEX PORTFOLIO
                             PROSPECTUS -- PART B

                               September 5, 2001

                              Sponsor       Nuveen Investments
                                            333 West Wacker Drive
                                            Chicago, IL 60606-1286
                                            Telephone: 312-917-7700


                              Trustee       The Bank of New York
                                            101 Barclay Street
                                            New York, NY 10286
                                            Telephone: 800-742-8860


                        Legal Counsel       Chapman and Cutler
                                            111 West Monroe Street
                                            Chicago, IL 60603


                          Independent       Arthur Andersen LLP
                   Public Accountants       33 West Monroe Street
                       for the Trusts       Chicago, IL 60603

  This Prospectus does not contain complete information about the Nuveen Unit Trusts filed with the Securities and Exchange Commission in Washington, DC un-der the Securities Act of 1933 and the Investment Company Act of 1940.

  More information about the Trusts, including the code of ethics adopted by the Sponsor and the Nuveen Unit Trusts, can be found in the Commission's Pub-lic Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Trust infor-mation is also available on the EDGAR Database on the Commission's website at http://www.sec.gov, or may be obtained at proscribed rates by sending an e-mail request to publicinfo@sec.gov or by writing to the Commission's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549-0102.

  No person is authorized to give any information or representation about a Trust not contained in Parts A or B of this Prospectus or the Information Sup-plement, and you should not rely on any other information.

  When Units of a Trust are no longer available or for investors who will re-invest into subsequent series of a Trust, this Prospectus may be used as a preliminary Prospectus for a future series. If this is the case, investors should note the following:

    1. Information in this Prospectus is not complete and may be changed;

    2. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective; and

    3. This Prospectus is not an offer to sell the securities of a future series and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted.

                              NUVEEN UNIT TRUSTS

         NUVEEN NASDAQ-100 GROWTH & TREASURY PORTFOLIO, SEPTEMBER 2001
              NUVEEN NASDAQ-100 INDEX PORTFOLIO, SEPTEMBER 2001




                             September 5, 2001


                              NUVEEN UNIT TRUSTS
                            INFORMATION SUPPLEMENT

                        NUVEEN UNIT TRUSTS, SERIES 129


     The Information Supplement provides additional information concerning the structure and operations of a Nuveen Unit Trust not found in the prospectuses for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing ("PROSPECTUS"). Copies of the Prospectus can be obtained by calling or writing the Trustee at The Bank of New York, 101 Barclay Street, New York, New York 10286 (800) 742-8860. This Information Supplement has been created to supplement information contained in the Prospectus.


     This Information Supplement is dated September 5, 2001. Capitalized terms have been defined in the Prospectus.


                               TABLE OF CONTENTS

INFORMATION ABOUT THE SPONSOR.........................................    2
RISK FACTORS..........................................................    3

INFORMATION ABOUT THE SPONSOR

    Since our founding in 1898, Nuveen Investments ("Nuveen" or the "Sponsor") has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors seeking to build and sustain their wealth. More than 1.5 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.


     To meet the unique circumstances and financial planning needs of our investors, Nuveen offers a wide array of taxable and tax-free investment products--including equity and fixed-income mutual funds, defined portfolios, exchange-traded funds, customized asset management services and cash management products.

     The Sponsor is also principal underwriter of the following registered open-end investment companies: Nuveen Intermediate Duration Fund, Nuveen Insured Municipal Bond Fund, Nuveen Flagship All-American Municipal Bond Fund, Nuveen Flagship Limited Term Municipal Bond Fund, Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund, Nuveen Flagship Florida Municipal Bond Fund, Nuveen Maryland Municipal Bond Fund, Nuveen Flagship New Mexico Municipal Bond Fund, Nuveen Flagship Pennsylvania Municipal Bond Fund, Nuveen Flagship Virginia Municipal Bond Fund, Nuveen California Municipal Bond Fund, Nuveen California Insured Municipal Bond Fund, Nuveen Flagship Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen Massachusetts Insured Municipal Bond Fund, Nuveen Flagship New Jersey Municipal Bond Fund, Nuveen Flagship New York Municipal Bond Fund, Nuveen New York Insured Municipal Bond Fund, Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, Nuveen Flagship Tennessee Municipal Bond Fund, Nuveen Flagship Kansas Municipal Bond Fund, Nuveen Flagship Kentucky Municipal Bond Fund, Nuveen Flagship Michigan Municipal Bond Fund, Nuveen Flagship Missouri Municipal Bond Fund, Nuveen Flagship Ohio Municipal Bond Fund, Nuveen Flagship Wisconsin Municipal Bond Fund, Nuveen Taxable Funds, Inc., Nuveen Large Cap Value Fund, Nuveen Balanced Stock and Bond Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen European Value Fund, Nuveen Rittenhouse Growth Fund, Nuveen Innovation Fund, Nuveen International Growth Fund and Nuveen Income Fund, and has also acted as co-managing underwriter of Nuveen Senior Income Fund, Nuveen Floating Rate Fund, Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Tax-Free Income Portfolio 3, Nuveen Select Maturities Municipal Fund, Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium

Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Insured Premium Income Municipal Fund 2, all registered closed-end management investment companies. Including the registered open-end and closed-end investment companies listed above and its defined portfolios, Nuveen has approximately $71 billion in securities under management. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("ST. PAUL"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal office located in Chicago (333 West Wacker Drive).

     To help advisors and investors better understand and more efficiently use an investment in the Trust to reach their investment goals, Nuveen may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trust, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. Nuveen may produce software or additional sales literature to promote the advantages of using the Trust to meet these and other specific investor needs.


     The Sponsor offers a program of advertising support to registered broker-dealer firms, banks and bank affiliates ("Firms") that sell Trust Units or shares of Nuveen Open-End Mutual Funds (excluding money-market funds) ("Funds"). Under this program, the Sponsor will pay or reimburse the Firm for up to one half of specified media costs incurred in the placement of advertisements which jointly feature the Firm and the Nuveen Funds and Trusts. Reimbursements to the Firm will be based on the number of the Firm's registered representatives who have sold Fund Shares and/or Trust Units during the prior calendar year according to an established schedule. Reimbursements under this program will be made by the Sponsor and not by the Funds or Trusts.

RISK FACTORS

     An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general conditions of the common stock market may worsen and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trust(s) have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Securities in a Trust may be expected to fluctuate over the life of a Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

     Holders of common stock incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

     Unitholders will be unable to dispose of any of the Securities in a Trust and will not be able to vote the Securities. As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in a Trust and will vote such stocks in accordance with the instructions of the Sponsor.

     The value of the Securities will fluctuate over the life of a Trust and may be more or less than the value at the time they were deposited in such Trust. The Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these Securities, including the impact of the Sponsor's purchase and sale of Securities (especially during the primary offering period of Units of a Trust and during the Special Redemption and Liquidation Period) and other factors.

     Whether or not the Securities are listed on a securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Securities are limited or absent. There can be no assurance that a Trust or successive trusts that employ the same or a similar investment strategy will achieve their investment objectives.

     Legislation. At any time after the Initial Date of Deposit, legislation may be enacted, with respect to the Securities in a Trust or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

     Foreign Securities Risks. Certain of the Securities in one or more of the Trusts may be of foreign issuers, and therefore, an investment in such a Trust involves some investment risks that are different in some respects from an investment in a Trust that invests entirely in securities of domestic issuers. Those investment risks include future political and governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, currency exchange rate fluctuations, exchange control policies, and the limited liquidity and small market capitalization of such foreign countries' securities markets. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, due to the nature of the issuers of the Securities included in the Trust, the Sponsor believes that adequate information will be available to allow the Sponsor to provide portfolio surveillance.

     Certain of the Securities in one or more of the Trusts may be in ADR or GDR form. ADRs, American Depositary Receipts and GDRs, Global Depositary Receipts, represent common stock deposited with a custodian in a depositary. American Depositary Receipts and Global Depositary Receipts (collectively, the "Depositary Receipts") are issued by a bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the terms ADR and GDR generally include American Depositary Shares and Global Depositary Shares, respectively.

     Depositary Receipts may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the Depositary Receipts holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues Depositary Receipts generally charges a fee, based on the price of the Depositary Receipts, upon issuance and cancellation of the Depositary Receipts. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying shares represented by the Depositary Receipts than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from the application of the tax laws of one nation to nationals of another and from certain practices in the Depositary Receipts market may also exist with respect to certain Depositary Receipts. In varying degrees, any or all of these factors may affect the value of the Depositary Receipts compared with the value of the underlying shares in the local market. In addition, the rights of holders of Depositary Receipts may be different than those of holders of the underlying shares, and the market for Depositary Receipts may be less liquid than that for the underlying shares. Depositary Receipts are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

     For the Securities that are Depositary Receipts, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the Depositary Receipts and consequently the value of the Securities. The foreign issuers of securities that are Depositary Receipts may pay dividends in foreign currencies which must be converted into dollars. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in Depositary Receipt form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

     On January 1, 1999, Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (eleven of the fifteen member countries of the European Union ("EU")) established fixed conversion rates between their existing sovereign currencies and the euro. On such date the euro became the official currency of these eleven countries. As of January 1, 1999, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. Instead, the authority to direct monetary policy, including money supply and official interest rates for the euro, is exercised by the new European Central Bank. The conversion of the national currencies of the participating countries to the euro could negatively impact the market rate of the exchange between such currencies (or the newly created euro) and the U.S. dollar. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single trans-national currency. The euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; effect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. The Sponsor is unable to predict what impact, if any, the euro conversion will have on any of the issuers of Securities contained in a Trust.

     Technology Risks. An investment in Units of this Portfolio should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail. Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer-related equipment, software, computer networks, communications systems, telecommunications products, electronic products and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

     Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unitholder to redeem Units at a price equal to or greater than the original price paid for such Units.

     Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

     Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology.

                                       3